Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

V2500®

FLEET HOUR AGREEMENT

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

SPIRIT AIRLINES INC.

IAE Proprietary Information – Confidential

INDEX

Commencement

Recitals

CLAUSE 1	DEFINITIONS

CLAUSE 2	FHA SERVICES
	2.1	Periora of FHA
	2.2	Services Provided by IAE

CLAUSE 3	RESTORATION SHOP VISIT COVERAGE

CLAUSE 4	MISCELLANEOUS SHOP VISIT COVERAGE

CLAUSE 5	SPARE ENGINE SUPPORT COVERAGE

CLAUSE 6	TRANSPORTATION

CLAUSE 7	GENERAL FLEET HOUR AGREEMENT SERVICES

CLAUSE 8	EXCESS WORK

CLAUSE 9	OBLIGATIONS OF SPIRIT

	9.1	Provision of Information by Spirit
	9.2	Eligible Engines in a Testable Engine Configuration
	9.3	Insurance
	9.4	Spare Engine and Spare Parts Coverage
	9.5	Operation of Eligible Engines
	9.6	Administration
	9.7	One Time Concessions
	9.8	Payment
	9.9	Audit

CLAUSE 10	FHA RATES AND PAYMENT

	10.1	FHA Rate
	10.2	Spare Engine Support Coverage
	10.3	Excess Work
	10.4	Payment for Additional or Loss of LLP Life
	10.5	General Conditions
	10.6	Payment Conditions
	10.7	Taxes and Levies

CLAUSE 11	WARRANTIES

CLAUSE 12	EXCUSABLE DELAYS

IAE Proprietary Information – Confidential

CLAUSE 13	DUPLICATE BENEFITS

CLAUSE 14	INTELLECTUAL PROPERTY

CLAUSE 15	AMENDMENT

CLAUSE 16	ASSIGNMENT

CLAUSE 17	EXHIBITS

CLAUSE 18	HEADINGS

CLAUSE 19	NOTICES

CLAUSE 20	EXCLUSION OF OTHER PROVISIONS AND PREVIOUS UNDERSTANDINGS

CLAUSE 21	TERMINATION, EXPIRATION AND EVENTS OF DEFAULTS

CLAUSE 22	NEGATION OF WAIVER

CLAUSE 23	SEVERABILITY AND PARTIAL INVALIDITY

CLAUSE 24	GOVERNING LAW

CLAUSE 25	LIMITATION OF LIABILITY

CLAUSE 26	PUBLICITY

CLAUSE 27	NONDISCLOSURE AND NON-USE

EXHIBIT A	ELIGIBLE ENGINE LIST

EXHIBIT B	IAE FHA ESCALATION FORMULA

EXHIBIT C	ACCESSORIES

EXHIBIT D	IAE VITAL STATISTICS LOG ATA REFERENCE LIST

EXHIBIT E	DELIVERY SCHEDULE

EXHIBIT F	POWERPLANT – DESCRIPTION AND OPERATION

IAE Proprietary Information – Confidential

FLEET HOUR AGREEMENT

THIS FLEET HOUR AGREEMENT (the “Agreement” or the “FHA”) is made this 11 day of April 2005, between IAE INTERNATIONAL AERO ENGINES AG, a joint stock company organized and existing under the laws of Switzerland, with an office and place of business at IAE Building, 400 Main Street, M/S 121-10, East Hartford, Connecticut, 06108 USA (hereinafter called “IAE”), and SPIRIT AIRLINES INC., a corporation organized and existing under the laws of Delaware, whose principal place of business is at 2800 Executive Way, Miramar, Florida 33025 (hereinafter called “Spirit”). IAE and Spirit may hereinafter be referred to as a “Party” or collectively as the “Parties” to this Agreement.

WHEREAS:

A.	IAE and Spirit recognize that the FHA coverage provided hereunder is for new V2500-A5 engines originally installed on new A320 family aircraft, all powered by new V2500-A5 Propulsion Systems.

B.	IAE and Spirit now wish to agree terms whereby IAE shall arrange for, manage and subcontract certain off-wing maintenance of the above referenced new V2500-A5 engines.

1.	Definitions

1.1.	“Accessory” or “Accessories” includes those items listed in Exhibit C to this Agreement originally installed and solely used on the Eligible Engines.

1.2.	“Airbus” or “Aircraft Manufacturer” shall mean Airbus SAS, a Société par Actions Simplifiée with its registered office at 1 rond-point Maurice Bellonte, 31700 Blagnac, France, together with its successors and assigns.

1.3.	“Aircraft” shall mean:

1.3.1. Fifteen (15) V2500 powered aircraft, including the firm purchase of ***** new A319 aircraft (includes ***** A319 aircraft and ***** A319 aircraft through a sale-leaseback, purchase assignment or other financing arrangement with Singapore Aircraft Leasing Enterprise USA Corp.), powered by new V2524-A5 Propulsion Systems, and ***** new A321 aircraft powered by new V2533-A5 Propulsion Systems (collectively, the fifteen aircraft are the “Purchased Aircraft”), being acquired by Spirit from Airbus for delivery in accordance with the schedule set forth in Exhibit E hereto; and

1.3.2. ***** A320 family leased aircraft, powered by new V2500-A5 Propulsion Systems (collectively, the ***** aircraft are the “ILFC Leased Aircraft”) being leased by Spirit from ILFC, for delivery in accordance with the schedule set forth in Exhibit E hereto; and

1.3.3. ***** A320 family leased aircraft, powered by new V2500-A5 Propulsion Systems (collectively, such aircraft are the “Additional Leased Aircraft”) being

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

leased by Spirit from one or more lessors, for delivery in accordance with the schedule to be set forth in the respective lease agreements which schedules will be notified to IAE in writing by no later than February 1, 2005; and

1.3.4. options to purchase ***** new A320 family aircraft powered by new V2500 Propulsion Systems (the “Option Aircraft”) being acquired by Spirit from Airbus, for delivery in accordance with the schedule set forth in Exhibit E hereto; and

1.3.5. rolling options to purchase ***** new A320 family aircraft powered by new V2500 Propulsion Systems (the “Rolling Option Aircraft”) being acquired by Spirit from Airbus, for delivery in accordance with the schedule set forth in Exhibit E hereto; and

1.3.6. ***** new A320 family aircraft, powered by V2500-A5 Propulsion Systems, not otherwise covered in Clauses 1.3.1. through 1.3.5. above (“Other New Aircraft”); and

1.3.7. upon the written consent of IAE, not to be unreasonably withheld, ***** A320 family aircraft powered by V2500-A5 Propulsion Systems, not otherwise covered in Clauses 1.3.1. through 1.3.6. above (“Used Aircraft”).

The above Aircraft deliveries referenced in Section 1.3 and appearing on Exhibit E are subject to the rescheduling and scheduling rights and lead-time agreed to between Spirit and IAE in writing (if any), which rights shall be no greater than those appearing in the Aircraft Purchase Agreement or applicable lease agreement.

1.4.	“Aircraft Maintenance Manual” or “AMM” means the aircraft maintenance manual published by Airbus for the Aircraft.

1.5.	“Aircraft Purchase Agreement” shall mean that certain Airbus A320 Family Purchase Agreement between Spirit Airlines, Inc. and AVSA, S.A.R.L. dated as of May 5, 2004 as amended from time to time.

1.6.	“Airworthiness Directive” shall mean any applicable airworthiness directive issued by the FAA, based on certification rules current as of the date of this Agreement.

1.7.	“Aviation Authority” shall mean the FAA.

1.8.	“AVSA” shall mean AVSA, S.A.R.L., a Société par responsabilité limitée organized and existing under the laws of the Republic of France with its registered office at 1 Rond-Point Maurice Bellonte, 31700 Blagnac, France, together with its successors and assigns.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

1.9.	“Business Day” shall mean a day other than a Saturday, Sunday or holiday on which commercial banking institutions are closed for business in the City of New York, New York, United States.

1.10.	“Engine Build Unit Component” or “EBU” shall mean those items listed as such in Exhibit F to this Agreement”.

1.11.	“Eligible Engine(s)” shall mean the new Engines originally installed on the Aircraft as set forth in Exhibit A and delivered in accordance with the schedule set forth in Exhibit E hereto, subject to the rescheduling and scheduling rights and lead-time agreed to in writing between Spirit and IAE (if any), which rights shall be no greater than those appearing in the Aircraft Purchase Agreement or applicable lease agreement.

1.12.	“Eligible Engine Flight Hours” shall mean for each Eligible Engine and each Spare Engine (as defined below), the sum total of each hour or part thereof (fractions thereof measured to two decimal places) elapsing from the moment the wheels of an Aircraft, on which any Eligible Engine or Spare Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing during the Period of FHA.

1.13.	“Eligible Engine Removal” shall mean a removal of an Eligible Engine or a Spare Engine from an Aircraft as a result of exceedance of AMM limits for continued operation which cannot be corrected on-wing and/or is mutually determined by the FHA Manager and Spirit to be necessary.

1.14.	“Engine(s)” shall mean the basic IAE V2500-A5 turbofan engine, including the fan, low pressure compressor, high pressure compressor, diffuser/combustor/ nozzle, high pressure turbine, low pressure turbine, as defined in the applicable IAE vital statistics log contained in Exhibit D of this Agreement excluding Accessories, EBU Components, Quick Engine Change Unit (“QEC”) Components, Buyer Furnished Equipment and Nacelle.

1.15.	“Excess Work” shall mean work and the provision of goods and services undertaken by the Maintenance Center(s) or IAE during a Restoration Shop Visit or Miscellaneous Shop Visit pursuant to this Agreement, which is not covered by the FHA Rates under this Agreement.

1.16.	“FAA” shall mean the United States Federal Aviation Administration.

1.17.	“Failure” shall mean the breakage or malfunction of a Part (or Parts) rendering the Engine unserviceable and incapable of continued operation without corrective action which is not as a result of misuse, neglect, accident or maintenance not in accordance with the (i) FAA approved Spirit maintenance program, (ii) AMM, (iii) MMP, or (iv) industry wide and IAE written instructions recommended by the FHA Manager (acting reasonably) and agreed to with Spirit, by any party other than IAE or the Maintenance Center(s).

IAE Proprietary Information – Confidential

1.18.	“FAR” shall mean United States Federal Aviation Regulation.

1.19.	“FHA” or “Fleet Hour Agreement” shall mean this Agreement.

1.20.	“FHA Manager” shall mean the manager provided by IAE for the support of the operation of this Agreement in accordance with the provisions of Clause 7.5 of this Agreement.

1.21.	“FHA Rate(s)” shall mean the rate set forth in Clauses 10.1 and 10.2 of this Agreement.

1.22.	“FOD” or “Foreign Object Damage” shall mean any damage to any portion of the Engine caused by objects which are not part of the Engine or Engine option equipment, such as birds, stones, hail, ice, runway gravel, and runway debris up to three (3) inches in diameter at airports with FOD control programs.

1.23.	“Life Limited Parts” or “LLPs” shall mean the Parts identified in Chapter 5 of the V2500-A5 Engine Manual as having specific life limits.

1.24.	“Maintenance Center(s)” shall mean the maintenance center(s) from time to time designated by IAE as the provider(s) of the services to be performed pursuant to Clause 2.2 of this Agreement. All such Maintenance Centers shall, at a minimum, (i) hold valid FAR 145 repair station certificates covering service on engines, modules and parts in accordance with the original equipment manufacturer’s manuals and other applicable documentation; and (ii) be approved under Spirit’s Maintenance Program.

1.25.	“Maintenance Management Plan” or “MMP” shall mean the then-current V2500-A5 engine maintenance planning documents described in Clause 7 of this Agreement. The MMP will be customized for Spirit by IAE in consultation with Spirit.

1.26.	“Miscellaneous Shop Visit” shall mean any Eligible Engine Removal shop visit to the Maintenance Center(s) resulting from Failure of a Part in an Eligible Engine, other than for a Restoration Shop Visit, following an Eligible Engine Removal, where the maintenance performed on the Eligible Engine includes either the separation of pairs of major mating engine flanges (except for the purpose of shipment without subsequent internal maintenance of the Eligible Engine) or removal of a disk, hub or spool.

1.27.	“OEM” shall mean the applicable original equipment manufacturer.

1.28.	“Part(s)” shall mean Engine part(s) provided under this Agreement and delivered by IAE to Spirit as original equipment in an Eligible Engine, or Engine spare parts provided by IAE in support of Eligible Engines, excluding Accessories, EBU Components, QEC Components and Nacelle.

IAE Proprietary Information – Confidential

1.29.	“Period of FHA” shall mean the period in which IAE agrees to provide the services pursuant to this Agreement, as set out in Clause 2.1 of this Agreement.

1.30.	“Period of Spare Engine Coverage” shall mean the period in which IAE agrees to provide the Spare Engine Coverage pursuant to this Agreement, as set out in Clause 5 of this Agreement.

1.31.	“QEC Component” shall mean those items listed as such in Exhibit F to this Agreement.

1.32.	“Restoration Shop Visit” shall mean a shop visit for an Eligible Engine agreed by IAE following an Eligible Engine Removal where (i) the maintenance performed on the Eligible Engine includes the separation of pairs of major mating engine flanges (except for the purpose of shipment without subsequent internal maintenance of the Eligible Engine) or removal of a disk, hub or spool and (ii) for which a Workscope requires the removal, inspection, and repair or replacement of first stage blades installed in the high pressure turbine of such Eligible Engine, as a result of normal engine operation, and which is not initiated as a result of the Failure of such blades rendering them unserviceable and incapable of continued operation without corrective action.

1.33.	“Spare Engine(s)” shall mean the V2500-A5 Engine(s) provided under Clause 5 of this FHA by IAE from time to time as a part of the Spare Engine coverage.

1.34.	“Support Contract” or “GTA” shall mean the V2500 GENERAL TERMS OF SALE AND SUPPORT CONTRACT, between IAE and SPIRIT dated March 1, 2005.

1.35.	“Target Service Bulletins” shall mean those V2500 service bulletins issued by IAE that are designated as such in the MMP as agreed by the FHA Manager.

1.36.	“Testable Engine” shall mean an Eligible Engine which when sent for a Restoration Shop Visit or Miscellaneous Shop Visit shall have adequate Accessories installed so as to enable the Engine to be tested either prior to or following its repair without the need for making use of units provided by the Maintenance Center(s).

1.37.	“Workscope” shall mean a written instruction from IAE in accordance with the MMP, approved by Spirit, to the Maintenance Center(s) which authorizes the Maintenance Center(s) to undertake work on the Eligible Engines.

2.	FHA Services

2.1.	Period of FHA

Unless otherwise specifically stated herein, IAE shall provide all of the services set out in this Agreement for a period of fifteen (15) years beginning from the entry into service of each Eligible Engine.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

2.2.	Services Provided by IAE

IAE shall provide to Spirit the following FHA service coverage for the Period of FHA for each Eligible Engine:

2.2.1. Restoration Shop Visit coverage in accordance with the terms of Clause 3

2.2.2. Miscellaneous Shop Visit coverage in accordance with the terms of Clause 4

2.2.3. Spare Engine Support coverage in accordance with the terms of Clause 5

2.2.4. Transportation in accordance with the terms of Clause 6

2.2.5. General FHA Services in accordance with the terms of Clause 7

2.2.6. Excess Work as required in accordance with the terms of Clause 8

The provision of such coverage by IAE is subject to Spirit’s substantial fulfillment of its obligations under Clause 9.

3.	Restoration Shop Visit Coverage

IAE shall establish and manage a plan for Restoration Shop Visits, which may be amended by IAE from time to time with the approval of Spirit, which shall not be unreasonably withheld. Each Eligible Engine following an Eligible Engine Removal shall be forwarded to the Maintenance Center(s) in accordance with such plan.

IAE shall communicate the Workscope to the Maintenance Center(s) and cause the Maintenance Center(s) to complete the Restoration Shop Visit. IAE shall pay to the Maintenance Center all charges incurred in respect of goods, work and services carried out during the Restoration Shop Visit for the following items:

3.1.	Labor, test cell fees (including fuel and oils consumed at Eligible Engine test), new and used material, material handling fees and vendor fees required to:

3.1.1. perform Engine reconditioning and repair in accordance with the Workscope to make the Engine serviceable to the specifications established in accordance with the then current customized MMP for Spirit, IAE technical publications, Airworthiness Directives or other IAE and FAA approved maintenance procedures. IAE’s obligations for an Engine repair caused by Foreign Object Damage shall be limited to the provision of repair work and Parts provided through the Maintenance Center(s) to a maximum of ***** per event and such liability shall only be incurred to the extent that the damage is uninsured or not covered by insurance for failure to have met any deductible or otherwise;

3.1.2. perform required Eligible Engine testing;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

3.1.3. inspect, repair or replace Parts as required by Airworthiness Directives;

3.1.4. incorporate applicable Target Service Bulletins (excluding Accessories) in accordance with the incorporation policy defined in the customized MMP. IAE reserves the right to eliminate or include certain Target Service Bulletins from incorporation under this Agreement in the following circumstances:

(a)	the Target Service Bulletin category is inconsistent with the experience of Spirit or similar operators; or

(b)	the timing of the rework to incorporate the Target Service Bulletin is inconsistent with the overall objectives of the management of engine maintenance for low cost and reliable operation.

The determination of such elimination and inclusion shall be made in consultation with Spirit.

3.1.5. damage caused by IAE, the Maintenance Center, or IAE’s recommendations.

3.1.6. replacement/repair of LLPs for damage, subject to pro-rata adjustment for life consumed.

3.2.	IAE warrants that title to Parts incorporated into Eligible Engines by the Maintenance Center(s) shall pass to Spirit free and clear of all security interests, claims, encumbrances and rights of IAE, the Maintenance Centers or others. Spirit warrants that title to Parts removed from Eligible Engines by the Maintenance Center(s) shall pass to IAE free and clear of all security interests, claims, encumbrances and rights of Spirit or others at the time that title to the replacement Part passes to Spirit as described above.

3.3.	Excluded from coverage under the Restoration Shop Visit Coverage is any work, goods, services, charges or fees arising from, but not limited to, the following:

3.3.1. removal, repair or replacement of LLPs (other than for Failure);

3.3.2. foreign object damage which is malicious or negligent and not caused by IAE or the IAE Maintenance Center(s);

3.3.3. service bulletins required by Spirit which are not within the scope of this Agreement;

3.3.4. maintenance of Buyer Furnished Equipment (“BFE”) and Nacelle components (as such terms are defined in Exhibit F hereto);

3.3.5. maintenance of QEC Components and EBU Components; and

3.3.6. maintenance of Accessories.

IAE Proprietary Information – Confidential

If performed by IAE, such work, goods, services, charges or fees shall be covered under the provisions of Clause 8 of this Agreement.

4.	Miscellaneous Shop Visit Coverage

Prior to an Eligible Engine Removal for a Miscellaneous Shop Visit, Spirit shall use its best efforts (including complying with IAE and Airbus manuals and trouble shooting recommendations) to correct the problem leading to the potential unplanned Eligible Engine Removal. If the problem cannot be corrected on-wing, the Eligible Engine shall be removed and, in a timeframe advised by IAE and approved by Spirit (such approval not to be unreasonably withheld), shall be forwarded to the Maintenance Center(s) together with available data obtained and provided by Spirit to IAE from aircraft system interrogations in a format mutually acceptable to Spirit and IAE.

IAE shall communicate the Workscope to the Maintenance Center(s) and cause the Maintenance Center(s) to complete the Miscellaneous Shop Visit. IAE shall pay to the Maintenance Center charges directly incurred in respect of goods, work and services carried out during the Miscellaneous Shop Visit for the following items:

4.1.	Labor, test cell fees (including fuel and oils consumed at Engine test), new and used material, material handling fees and any vendor fees required to:

4.1.1. perform Engine reconditioning and repair in accordance with the Workscope to make the Engine serviceable to the specifications established in accordance with the then current customized MMP for Spirit, IAE technical publications, Airworthiness Directives and other IAE and/or FAA approved maintenance procedures. IAE’s obligations for an Engine repair caused by Foreign Object Damage shall be limited to the provision of repair work and Parts provided through the Maintenance Center(s) to a maximum of U.S.$500,000 (Five Hundred Thousand United States Dollars) per event and such liability shall only be incurred to the extent that the damage is uninsured or not covered by insurance for failure to have met any deductible or otherwise;

4.1.2. inspect, repair or replace Parts as required by Airworthiness Directives;

4.1.3. perform required Eligible Engine testing;

4.1.5. damage caused by IAE, the Maintenance Center, or IAE’s recommendations; and

4.1.6. replacement/repair of LLPs for damage, subject to pro-rata adjustment for life consumed.

4.2.	IAE warrants that title to Parts incorporated into Eligible Engines by the Maintenance Center(s) shall pass to Spirit free and clear of all security interests, claims, encumbrances and rights of IAE the Maintenance Centers or others. Spirit warrants that title to Parts removed from Eligible Engines by the Maintenance Center(s) shall pass to IAE free and clear of all security interests, claims, encumbrances and rights of Spirit or others at the time that title to the replacement Part passes to Spirit as described above.

IAE Proprietary Information – Confidential

4.3.	Excluded from coverage under the Miscellaneous Shop Visit Coverage is any work, goods, services, charges or fees arising from, but not limited to, the following:

4.3.1. removal, repair or replacement of LLPs (other than for Failure);

4.3.2. foreign object damage which is malicious or negligent and not caused by IAE or the IAE Maintenance Center(s);

4.3.3. service bulletins required by Spirit which are not within the scope of this Agreement;

4.3.4. maintenance of BFE and Nacelle components (as such terms are defined in Exhibit F hereto);

4.3.5. maintenance of QEC Components and EBU Components; and

4.3.6. maintenance of Accessories.

If performed by IAE, such work, goods, services, charges or fees shall be covered under the provisions of Clause 8 of this Agreement.

5.	Spare Engine Support Coverage

5.1.	IAE shall deliver a serviceable replacement Spare Engine for all Eligible Shop Visits when the FHA Manager and Spirit mutually determine that an additional Spare Engine is required to support an Eligible Shop Visit. For Eligible Engines being removed within the continental United States, IAE will make reasonable efforts to provide a replacement Spare Engine within twenty-four hours and in any event will deliver such Spare Engine no later than forty-eight hours. For Eligible Engines being removed outside the continental United States, IAE will make reasonable commercial efforts to provide a replacement Spare Engine within a commercially reasonable time for priority delivery of such Spare Engine. Such Spare Engine shall be provided to Spirit subject to the Standard Terms of Business for Lease (“STOBL”) of V2500 Engines between IAE and Spirit dated as of October 5, 2004, except that the daily, transportation and post lease inspection fees will be *****. IAE shall equip the Spare Engines with QEC and BFE to support Eligible Shop Visits. The period of the Spare Engine Support Coverage shall begin with the entry into service of the first Eligible Engine and terminate ***** after the entry into service of the first Eligible Engine (the “Period of Spare Engine Support Coverage”). Should Spirit require a Spare Engine to support a non-Eligible Shop Visit, then STOBL terms shall apply including, but not limited to, the then-current provisioned daily and utilization fees, round trip transportation and post lease inspection fees.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

5.2.	IAE’s obligation to provide such V2500-A5 Spare Engine Support Coverage to Spirit is contingent on the following in addition to the General Conditions specified in Clause 10.5:

5.2.1. Spirit demonstrating upon request and reasonable notice from IAE to IAE’s reasonable satisfaction that standard, prudent maintenance practices, including, but not limited to, timely line maintenance have been followed;

5.2.2. Spirit managing its fleet in accordance with the MMP and the AMM; and

5.2.3. Spirit demonstrating to the reasonable satisfaction of IAE, the availability of sufficient Accessories, components and Parts to maintain proper support of the Eligible Engines.

5.3.	Unless otherwise determined by the FHA manager acting reasonably, Spirit is to return, at ***** cost, a Spare Engine within fifteen (15) days after Spirit’s engine is available to Spirit for installation. For non-Eligible Shop Visits, terms of the STOBL apply as described above.

6.	Transportation

6.1.	IAE shall be responsible for the transportation of Eligible Engines for Eligible Shop Visits from Spirit’s facilities in Ft. Lauderdale, Florida and Detroit, Michigan, as applicable (unless otherwise agreed to by both Parties in writing) to the Maintenance Center, and the return of such Engines to Spirit’s facilities in Ft. Lauderdale, Florida and Detroit, Michigan, as applicable (unless otherwise agreed to by both Parties in writing). For the avoidance of doubt, Spirit shall be responsible for all other transportation, including, transportation for non-Eligible Shop Visits. IAE agrees to work with Spirit to obtain ferry permits as required to move aircraft experiencing engine defects that are beyond published operating limits and requiring engineering approval to ferry to continental United States airports from which it is possible to ship V2500-A5 engines. Spirit will not be required to cover the costs of shipping engines between overseas destinations, but merely from overseas destinations to continental United States airports from which it is possible to ship V2500-A5 engines.

*****

6.2.	Delivery of Eligible Engines and return of Spare Engines supporting Eligible Shop visits to IAE shall be Ex-Works Spirit’s base in Ft. Lauderdale, Florida or Detroit, Michigan (INCOTERMS 2000); redelivery of Eligible Engines and delivery of Spare Engines to support Eligible Shop visits to Spirit shall be Ex-Works Spirit’s base in Ft. Lauderdale, Florida or Detroit, Michigan (INCOTERMS 2000) (unless otherwise agreed to by both Parties in writing).

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

6.3.	For the purposes of the transportation of Eligible Engines as required under this Agreement, Spirit shall use its best efforts to:

6.3.1. make Eligible Engines available for shipment within twenty-four (24) hours following Eligible Engine Removals, ensuring that each Eligible Engine which is sent to the Maintenance Center(s) is accompanied by a data log which shall include Eligible Engine total time and cycles, date of Eligible Engine removal, reason for removal and authorization for the work to be accomplished (the FHA Manager shall verify the provision of all such documentation (including the engine log) and shall ensure the return of all such documentation, as applicable, to Spirit);

6.3.2. acknowledge its receipt in writing of an Eligible Engine in an acceptable condition.

6.3.3. maintain in a serviceable condition one (1) IAE provided transportation stand per spare Eligible Engine provided under the Spare Engine Coverage plus an additional serviceable IAE provided transportation stand; and

6.3.4. at the time of an Eligible Engine Removal, remove the Eligible Engine from the Aircraft, mount it on an IAE approved transportation stand and prepare such Eligible Engine for shipment, all in accordance with the procedures specified in the applicable IAE manuals.

6.4.	There is ***** charge to Spirit for the Engine Transportation described in this Clause 6.

7.	General Fleet Hour Agreement Services

As part of the provision by IAE of the Fleet Hour Agreement coverage, IAE shall provide the following general Fleet Hour Agreement services:

7.1.	the provision of a customized MMP for the Eligible Engines, agreed upon by both Spirit and IAE. The MMP shall establish maintenance requirements including LLP management, incorporation of applicable Target Service Bulletins and Aviation Authority Airworthiness Directive requirements, and Eligible Engine removal planning;

7.2.	the provision to Spirit of required documentation, including Eligible Engine test logs and serviceable tags, the Eligible Engine log book following a Restoration Shop Visit and Miscellaneous Shop Visit and Restoration Shop Visit and Miscellaneous Shop Visit reports and off-wing records required by the Aviation Authority;

7.3.	the provision of advice on Airworthiness Directives;

7.4.	analysis of engine condition monitoring data provided by Spirit with respect to the Eligible Engines;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

7.5.	a FHA Manager based at IAE’s offices, who shall be the point of contact for Spirit in respect of services described in this Agreement. The following responsibilities of IAE shall normally be undertaken by the FHA Manager:

7.5.1. the review of Restoration Shop Visit and Miscellaneous Shop Visit projections with Spirit;

7.5.2. the provision of periodic program reviews;

7.5.3. the scheduling of Eligible Engines for refurbishment;

7.5.4. the definition to the Maintenance Center(s) of the work to be accomplished on Eligible Engines at each Restoration Shop Visit and Miscellaneous Shop Visit;

7.5.5. the dissemination of periodic engineering updates which are applicable to the Eligible Engines;

7.5.6. overall program coordination;

7.5.7. engineering and management services which will maintain off-wing maintenance records required by the Airworthiness Authorities, excluding LLP record keeping; and document investigations, findings and shop visits. For the avoidance of doubt, IAE will provide back to birth records of exchanged LLPs;

7.5.8. the review with Spirit of the IAE standard FHA Administration Manual;

8.	Excess Work

Costs incurred by IAE or the Maintenance Center(s) directly related to the services provided to Spirit as a result of this Agreement, but which do not fall under the coverage in this Agreement shall be Excess Work. Such Excess Work shall be determined by IAE and approved by Spirit (such approval not to be unreasonably withheld) and shall be paid for by Spirit in accordance with Clause 10.3 of this Agreement. Such approval, if it causes a delay, shall be considered an excusable delay.

8.1.	Excess Work shall include (but not be limited to), any labor, material and other charges for Eligible Engines that:

8.1.1. require repairs for insured in-flight and/or ground accident damage, except for the Foreign Object Damage coverage described in Clause 3.1.1;

8.1.2. were not maintained and operated in accordance with Clause 9.5:

8.1.3. have been subjected to misuse, neglect, accident or maintenance not in accordance with the (i) FAA approved Spirit maintenance program, (ii) AMM, (iii) MMP, or (iv) industry wide and IAE written instructions recommended by the FHA Manager (acting reasonably) and agreed to with Spirit, by any party other than IAE or any Maintenance Center(s);

IAE Proprietary Information – Confidential

8.1.4. have suffered damage directly resulting from a part not originally supplied by IAE;

8.1.5. have suffered damage directly resulting from occurrences outside the course of Spirit’s normal business activities as a commercial airline, such occurrences including, but not being limited to, acts of God (excluding events covered by IAE FOD coverage), use by government agencies and services (except for Civil Reserve Air Fleet use or operating under FAR 121), acts of war, rebellion, seizure, terrorism, riots or other belligerent acts;

8.1.6. have been exposed by Spirit to exceedance of Engine operating limits published by IAE not caused by a Failure;

8.1.7. have been delivered to the Maintenance Center(s) with missing Parts or Accessories, requiring the use of units provided by the Maintenance Center(s) to permit the testing of the Eligible Engine following its refurbishment; or

8.1.8. Spirit has failed to substantially meet its obligations under Clause 9.

The removal, repair or replacement of LLPs (other than for damage or where directed by IAE from the previous shop visit) and any directly associated additional costs, and work requested by Spirit which is not covered by the terms of this Agreement will, at IAE’s election, be invoiced as Excess Work.

9.	Obligations of Spirit

Spirit agrees to fulfill the following responsibilities and perform the following tasks and to reasonably cooperate with IAE in the performance of IAE’s responsibilities hereunder.

9.1.	Provision of Information by Spirit

Spirit shall at its own expense maintain electronic condition monitoring capabilities for each Eligible Engine, and with respect to information and data required for the performance of this Agreement, Spirit shall:

9.1.1. maintain, collect and provide to IAE (or its service provider) in electronically readable form in “real time” via the Aircraft Communications Addressing and Reporting System (“ACARS”) and in a format agreed to by IAE acting reasonably, performance trend monitoring data on each Eligible Engine inclusive of electronic downloads of engine take-off and cruise performance data, and maintain timely records in form and detail sufficient for the accurate and expeditious administration of the terms of this Agreement, and assessment of operating conditions relative to those set out in Clause 10.5 of this Agreement;

IAE Proprietary Information – Confidential

9.1.2. implement and follow the IAE recommendations resulting from analysis of the performance trend monitoring data;

9.1.3. make available, and provide access, to IAE’s provider of electronic condition monitoring data analysis, all data collected in accordance with Clause 9.1.1. above in an electronic format agreed to by IAE, acting reasonably, as required for the operation and administration of this Agreement;

9.1.4. within ten (10) calendar days after the end of each month during the Period of FHA, report to IAE, in an electronic format agreed to by IAE, acting reasonably, the hours and cycles flown for each flight by each Eligible Engine during the preceding month;

9.1.5. ensure that all data required by IAE to facilitate the correction of any problem causing an Eligible Engine Removal is made available as soon as practicable to IAE;

9.1.6. ensure that each Eligible Engine delivered to the Maintenance Center(s) is accompanied by a data log. Such data log shall include Eligible Engine total time and cycles, date of Eligible Engine removal, reason for removal and authorization for the work to be accomplished;

9.1.7. provide the Engine serial numbers within thirty (30) Business Days of acceptance by Spirit of each applicable Aircraft. Such Engines shall be accepted by IAE before the Engines are deemed to be Eligible Engines under this Agreement.

Incremental costs incurred by IAE or the Maintenance Center as a result of Spirit failing to meet its obligations as set forth in Section 9 of this Agreement, shall be charged to Spirit as Excess Work.

9.2.	Eligible Engines in a Testable Engine Configuration

Spirit shall ensure Eligible Engines are available for FHA services in a Testable Engine configuration (when inducted at the Maintenance Center) with all appropriate Accessories, EBU Components and QEC Components attached and in “as removed” condition. If the Maintenance Center(s) is required to use replacement units to make such Eligible Engine testable unless caused by IAE or due to IAE’s direction, the lease charges and man hours required to achieve a Testable Engine configuration and to remove such units shall be charged to Spirit as Excess Work.

9.3.	Insurance

9.3.1. IAE’s responsibility for risk of loss of an Eligible Engine shall commence from the time such Eligible Engine is hooked and securely loaded at the location agreed to in Clause 6 above and at a date and time agreed to by IAE’s shipping agent onto the designated IAE shipper’s transportation vehicle and shall terminate in its entirety upon such Eligible Engine being delivered Ex Works (INCOTERMS 2000) at the location agreed to in Clause 6 above.

IAE Proprietary Information – Confidential

9.3.2. IAE’s shipping agent and Spirit’s receiving agent shall both acknowledge their receipt in writing of an Eligible Engine in an acceptable condition in order to affect the shifting of the risk of loss as aforesaid. Eligible Engines shall be insured by IAE and its designated shippers at their replacement value determined at the time of loss.

9.3.3. During the Period of FHA, IAE shall, or cause the Maintenance Center(s) to, effect and maintain reasonably sufficient (a) All Risk Property insurance covering loss or damage to the Eligible Engines and (b) Commercial General Liability insurance for bodily injury, accidental death, and property damage to third parties, with limit of liability of not less than ***** per occurrence. In addition, IAE carries Aircraft Products Liability Insurance of no less than ***** per occurrence and in the aggregate for bodily injury and property damage arising from War Risk Perils as defined in AVN52. This coverage shall be subject to a sublimit of ***** per occurrence.

9.3.4. Spirit shall maintain Aviation Liability Insurance in which the minimum limit of liability for bodily injury, including death, and property damage to passengers and third parties shall be ***** per occurrence for bodily injury and property damage arising from War Risk Perils as defined in AVN52. This coverage shall be subject to a sublimit of ***** per occurrence.

9.4.	Spare Engine and Spare Parts Coverage

9.4.1. In lieu of purchasing Spare Engines to support its fleet, Spirit shall pay for and maintain the Spare Engine coverage described in Clause 5 of this FHA. Spirit recognizes that failure to pay for and maintain Spare Engine Coverage under the FHA is a material default under the FHA. If the term of the Spare Engine Coverage expires at the end of its term, the FHA shall continue for the Period of the FHA, unless the FHA has otherwise been terminated.

9.4.2. In addition, Spirit agrees to demonstrate, upon the reasonable request of IAE and upon sufficient advanced notice as not to disrupt Spirit’s operations, the availability of sufficient Accessories, components and Parts to provide maintenance support according to Spirit’s FAA approved Maintenance Program of the Eligible Engines.

9.5.	Operation of Eligible Engines

Spirit shall operate and maintain the Eligible Engines in accordance with the AMM, the MMP, and adhere to any industry wide and IAE written instructions recommended by the FHA Manager (acting reasonably) and agreed to with Spirit, including, but not limited to, service information letters, all operator wires, non-modification service bulletins and Airworthiness Directives and operate the Eligible Engines in a manner consistent with standard industry practice. Spirit

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

shall incorporate the relevant provisions of the MMP into its then current airworthiness maintenance program, including undertaking timely on-wing line maintenance and effective troubleshooting in accordance with IAE’s Engine and technical manuals and other reasonable written requests issued from time to time by IAE and the AMM.

For the avoidance of doubt, Spirit shall operate the Eligible Engines using fuels, oils and other consumables which have been approved for use on the Eligible Engines by IAE.

9.6.	Administration

Spirit shall cooperate with IAE to fulfill any reasonable administrative or other requirements of the Maintenance Center(s).

9.7.	One Time Concessions

Spirit shall not unreasonably withhold its approval of any IAE proposed utilization of “One Time Concessions” on Eligible Engines.

9.8.	Payment

Spirit shall make payment as required in accordance with Clause 10 of this Agreement.

9.9.	Audit

Spirit shall permit IAE representatives reasonable access to maintenance and technical documentation upon sufficient advanced notice for the purposes of the auditing of Spirit’s line maintenance and flight operation activity, and for the purposes of the audit of the information provided by Spirit under Clause 9.1 above. For the avoidance of doubt, Spirit shall not be required to disrupt its regular operations to accommodate IAE audit requests.

10.	FHA Rates and Payment

10.1.	FHA Rate

10.1.1. The FHA Rates paid by Spirit to IAE in respect of the services set out in Clause 3 and Clause 4 of this Agreement for the Eligible Engines covered by this Agreement shall be as follows for the Period of the FHA per Eligible Engine Flight Hour (in United States Dollars):

	A319	A320	A321
Restoration Shop Visit Rate:	*****	*****	*****

Miscellaneous Shop Visit Rate:	*****	*****	*****

*****	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

The FHA Rates are subject to escalation from the base month of October 2003 to the date of calculation of the applicable FHA Rate in accordance with the formula set forth in Exhibit B to this Agreement. Additionally, IAE reserves the right to make an adjustment of the rates if the operating parameters in Clause 10.5 change, the fleet mix and quantity are different than described in Clause 10.1.1 above or Spirit fails to pay for Spare Engine Coverage. Such changes will be made using methodology that is consistent with the methodology used to develop the original rates.

10.1.2. Restoration Shop Visit Rate Invoicing: IAE shall invoice Spirit at induction of the Restoration Shop Visit an amount equal to the escalated FHA Rate multiplied by the Eligible Engine Flight Hours flown by such Eligible Engine since new or if the Eligible Engine has had a Restoration Shop Visit, since its last Restoration Shop Visit.

10.1.3. Miscellaneous Shop Visit Rate Invoicing: IAE shall invoice Spirit on a monthly basis in an amount equal to the escalated FHA Rate multiplied by the Eligible Engine Flight Hours flown by Eligible Engines in the previous month.

10.1.4. Spare Engine Usage Rate Invoicing: While Spare Engines are installed on the Aircraft, IAE shall invoice Spirit on a monthly basis for the Eligible Engine Flight Hours and Cycles flown by each Spare Engine.

For the Eligible Engine Flight Hours flown by each Spare Engine the Spare Engine Usage Rate shall be equal to the sum of (in United States Dollars, subject to escalation from October 2003):

i) Restoration Shop Visit Rate: As per Clause 10.1.1 above

ii) Miscellaneous Shop Visit Rate: *****

iii) QEC Repair Rate of ***** per Eligible Engine Flight Hour for repair of QEC at Shop Visit

iv) Accessory Off-Wing Repair Rate of ***** per Eligible Engine Flight Hour.

v) Spare Engine Support Coverage Rate: As per Clause 10.2 below.

In addition, for the Eligible Engine Flight Cycles flown by each Spare Engine, the Spare Engine Cyclic Reserve Rate shall be equal to *****

IAE shall invoice Spirit on a monthly basis in an amount equal to *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

10.1.5. Spirit shall pay all invoices submitted by IAE pursuant to this Article 10.1 within ***** of submission.

10.2.	Spare Engine Support Coverage

10.2.1. For the Spare Engine Support Coverage provided to Spirit by IAE for the Period of Spare Engine Support Coverage as described in Clause 5, Spirit shall pay a rate of

***** for the A319, ***** for the A320 and ***** for the A321, per Eligible Engine Flight Hour, for all Eligible Engines and Spare Engines. The Spare Engine Support Rate is subject to escalation from the base month of October 2003 to the date of calculation of such rate in accordance with the formula set forth in Exhibit B to this Agreement.

10.2.2. IAE shall invoice Spirit on a monthly basis in an amount equal to the escalated Spare Engine Support Rate multiplied by the Eligible Engine Flight Hours flown by the Eligible Engines and Spare Engines in the previous month.

10.2.3. Should this FHA Agreement not be executed before the date of delivery of the first Aircraft, IAE shall invoice Spirit for all Engine Flight Hours accumulated by the Eligible Engines and Spare Engines from date of delivery of the first Aircraft to the date of execution of this Agreement.

10.2.4. Spirit shall pay all invoices submitted by IAE pursuant to this Article within ***** of submission.

10.3.	Excess Work

10.3.1. Charges for Excess Work shall be invoiced to Spirit by IAE at rates and terms that are not materially different from those provided by the Maintenance Center(s) to IAE for FHA work under this Agreement, provided that such Excess Work charges shall be subject to a ***** surcharge, up to a maximum of ***** per invoice for the surcharge. If the work scope for an ineligible shop visit does not anticipate significant restoration work, then Spirit also retains the right to choose the facility to complete the Excess Work as long as such facility is an IAE approved facility, and Spirit and IAE manage the workscope. If the Excess Work is due solely to LLP replacement, IAE agrees not to apply the ***** surcharge.

10.3.2. IAE may invoice Spirit its reasonable estimate of the cost of any Excess Work prior to commencement, or during the execution, of such Excess Work. IAE shall invoice Spirit for the balance of the cost of any Excess Work upon receipt of the corresponding invoice from the Maintenance Center(s) (or promptly issue a credit to Spirit’s account with IAE for any excess payment received by Spirit).

10.3.3. Spirit shall pay all invoices submitted by IAE pursuant to this Article within ***** of submission.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

10.3.4. Spirit may use a third party maintenance center other than IAE’s Maintenance Center only for Excess Work upon written notice to IAE of such selection, provided that such Excess Work is identified by Spirit to IAE in advance and no FHA covered work is to be performed at such interval. Such Excess Work performed by the third party maintenance center shall not be warranted by IAE and Spirit agrees that IAE shall not be liable for any work performed by such third party maintenance center.

10.4.	Payment for Additional or Loss of LLP Life

Where IAE provides a replacement LLP (the “Replacement LLP”) as a result of damage to a LLP (the “Damaged LLP”) and the Replacement LLP is provided pursuant to the coverage provided for under the terms of this Agreement, then either Spirit shall pay to IAE an amount in respect of the additional value of the LLP life provided to Spirit or IAE shall pay to Spirit an amount in respect of the lost value of the LLP life deducted from Spirit equal to:

*****

Following the provision by IAE of the Replacement LLP, payment of such amount shall be due (i) to IAE from Spirit in the event the calculation above results in a positive amount or (ii) to Spirit from IAE in the event the calculation above results in a negative amount. Spirit shall pay all invoices submitted by IAE pursuant to this Clause 10.4 within ***** of submission. IAE will credit Spirit’s account with IAE with credits in the amount due to Spirit from IAE under this Clause 10.4. Spirit may use such credits toward the purchase and payment of spare parts and tooling from IAE.

10.5.	General Conditions

10.5.1. The FHA Rates, the Spare Engine Support Coverage and all other support offered hereunder are predicated upon Spirit:

(a)	maintaining within its fleet of Aircraft an annual average flight cycle of between ***** and ***** (calculated from the moment the wheels of an Aircraft, on which any Eligible Engine or Spare Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing);

(b)	an annual average utilization of between ***** and ***** flight hours per Aircraft;

(c)	maintaining an average engine thrust derate of between ***** and ***** relative to available thrust at take-off;

(d)	an average ambient temperature for take off of between ***** and ***** degrees Celsius;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

(e)	operating all of the Eligible Engines at these General Conditions during the full Period of the FHA;

(f)	a delivery schedule in respect of ***** new A320 family Aircraft, delivered in accordance with the schedule set forth in Exhibit E hereto;

(g)	the continued operation in regular and frequent commercial service of the fleet of the Eligible Engines;

(h)	each Aircraft type being operated as a whole with the same average operating parameters for each Aircraft in the Aircraft type fleet. If a fleet operates as two or more groups of Aircraft with different mission parameters then rates shall be recalculated as if a fleet consisted of two or more sub-fleets, as the case may be. A fleet shall be considered to operate as a whole provided the average operation of any single Aircraft over the Period of FHA is not materially different to such average of a fleet as a whole;

(i)	Engines are to operate in an operating environment similar to Spirit’s existing operation, that does not contain abnormal levels of abrasive or erosive pollutants significantly different than those in Spirit’s current operating environment; and

(j)	Maintaining Spare Engine and Spare Parts Coverage as per Clauses 5 and 10.2.

10.5.2.    IAE, acting reasonably, in consultation with Spirit, may make adjustments to the FHA Rates in Clause 10.5.1 if (i) there is a change in any of the preceding conditions; (ii) additional aircraft powered by V2500-A5 engines or V2500-A5 spare engines are acquired by Spirit; or (iii) there is a discontinuation of operation by Spirit of any Eligible Engine or Aircraft causing it not to operate for ***** continuous years under the FHA. Any such adjustment shall take into account the Eligible Engine Flight Hours accrued by the Eligible Engines and Spare Engines up to the effective date of the amendment to the FHA Rate. Such changes will be made using methodology that is consistent with the methodology used to develop the original rates.

10.5.3.	Engines In; Engines Out

10.5.3.1	Beyond Economic Repair (“BER”). If an eligible engine leaves the FHA for reasons beyond the control of Spirit, for example, an eligible engine is deemed beyond economic repair, and is replaced by Spirit with a materially dissimilar engine (as determined by IAE in consultation with Spirit), the FHA rates for that engine, and not all eligible engines, will be adjusted.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

10.5.3.2	Early Lease Return (“ELR”). IAE will permit Spirit to retire aircraft from the agreed ***** FHA without renegotiating the rates, provided that the aircraft are operated in accordance with the mission assumptions in the FHA, at the following periods as measured in years from aircraft acceptance into the FHA:

A319	A320	A321
*****	*****	*****

Also, engines to be removed from the ***** year FHA shall not reduce the volume of engine business that IAE has anticipated in the FHA below ***** aircraft years.

10.6.	Payment Conditions

10.6.1. Spirit undertakes that IAE shall receive the full amount of payments falling due under this Clause 10, without any withholding or deduction whatsoever.

10.6.2. All payments under this Clause 10 shall be made by electronic transfer and shall be deposited not later than the due date of payment with:

Bank of America – New York

1185 Avenue of Americas

New York, NY 10036

Account No. 2982-00-8199

ABA No. 021200339

or to such other account as IAE may from time to time designate in writing, which designation shall be effective upon receipt by Spirit of such notice.

10.6.3. Should Spirit fail to make any payment to IAE of any material amount due and owing to IAE, and such amount is not the subject of a good faith dispute between the Parties, IAE reserves the right to (a) assess interest ***** on such late payment on the outstanding amount from the date the payment was due to be made until the date such payment is received by IAE equal to the greater of (i) ***** and (ii) the annual rate of New York Citibank prime rate plus *****; and (b) suspend all work on any and all Eligible Engines then currently at the Maintenance Center(s) pursuant to this FHA. Should there be any failure to pay IAE any amount due hereunder on the date stated for payment, IAE reserves the right to not release any Engine, Accessory, EBU Component or QEC Component then at a Maintenance Center until such default has been cured.

10.7.	Taxes And Levies

10.7.1.	Definitions

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

10.7.1.1	“Government Entity” shall mean any (a) national, state or local government, (b) board, commission, department, division, instrumentality, court, agency or political subdivision thereof and (c) association, organization or institution of which any of the entities listed in (a) or (b) is a member or to whose jurisdiction any such entity is subject.

10.7.1.2	“Lessor Lien” shall mean (i) any security interest from time to time created by or through the Lessor or owner of the Supplies (if the Lessor is not the owner) in connection with the financing of the Supplies; (ii) any other security interest in respect of the Supplies that results from acts of or claims against the Lessor or owner of the Supplies not related to the transactions contemplated by or permitted under this Agreement or any Contract hereunder; or (iii) any security interest in respect of the Supplies for Taxes set out in sub-clause 10.7.3 hereof.

10.7.1.3	“Taxes” shall mean all present and future taxes, fees, levies, imposts, duties, charges, deductions of withholdings of any nature whatsoever (including, without limitation, any value added, income, franchise, transfer, sales, gross receipts, withholding, use, business, occupation, excise, personal property, real property, stamp or other tax) together with any assessments, penalties, fines, additions to tax or interest thereon, however or wherever imposed (whether imposed upon Lessee, Lessor, on all or any part of the Supplies or otherwise) by any taxing authority (whether federal, state or local) in the United States or any foreign country.

10.7.1.4	“Total Loss Proceeds” shall mean the proceeds of any insurance or any other compensation or similar payment arising in respect of a Total Loss.

10.7.2.	Except as set forth in sub-clause 10.7.3 below, the Lessee agrees to pay promptly when due, and to indemnify and hold harmless the Lessor on demand on a full indemnity basis all Taxes however or wherever imposed (whether imposed upon Lessee or Lessor, on all or part of the Supplies or otherwise) by any taxing authority upon or with respect to, based upon or measured by any of the following:

10.7.2.1	the Supplies;

10.7.2.2	the use, operation or the Lessee’s maintenance of the Supplies during the Period of Lease;

IAE Proprietary Information – Confidential

10.7.2.3	this Agreement, any Contracts made hereunder, the payments due hereunder or thereunder and the terms and conditions hereof and thereof; and/or

10.7.2.4	the delivery, return or payment of Total Loss Proceeds or other disposition of the Supplies.

10.7.3.	Exceptions to Indemnity. The indemnity provided for in sub-clause 10.7.2 does not extend to any of the following Taxes:

10.7.3.1	Taxes that are based on or measured by net income, capital or net worth or capital stock, capital adequacy, reserves or that are excess profits Taxes, minimum or alternative minimum Taxes, accumulated earnings Taxes, personal holding company taxes or franchise Taxes;

10.7.3.2	Taxes that are solely the result of activities of the Lessor in a jurisdiction imposing such Tax which activities are unrelated to the transactions contemplated by this Agreement, any Contracts made hereunder or the operation of the Supplies;

10.7.3.3	Taxes resulting from any voluntary or involuntary sale, assignment, transfer or other disposition by the lessor of any interest in the Supplies or any part thereof, this Agreement or any interests or obligations arising under this Agreement or any contracts made hereunder other than, in each case, a sale, assignment, transfer or other disposition that arises as a result of or in connection with the exercise of the Lessor’s remedies relating to an Event of Default;

10.7.3.4	Taxes attributable to the period prior to the delivery of the Supplies to the Lessee or after the re-delivery of the Supplies to the Lessor;

10.7.3.5	Taxes that are the result of any Lessor Lien; or

10.7.3.6	Taxes directly attributable to the Lessor’s negligence or willful misconduct.

11.	Warranties

11.1.	IAE shall warrant Excess Work to Spirit to the same extent that the Maintenance Center(s) warrants the same to IAE. Transportation charges for the return of defectively serviced goods to IAE or the Maintenance Center(s), and their reshipment to Spirit and risk of loss thereof shall be borne by IAE so long as such goods are returned in accordance with written shipping instructions from IAE.

IAE Proprietary Information – Confidential

11.2.	IAE agrees to assign, or cause the Maintenance Centers to assign, all workmanship and parts warranties provided by the Maintenance Centers and any other third parties with respect to the Eligible Engines. In the case of third party warranties that are not assignable, IAE shall use commercially reasonable efforts to assist Spirit in obtaining the full benefits of such warranties, which shall, include but not be limited to the recovery of Spirit’s costs and expenses to rectify or repair defects and deficiencies.

11.3.

IAE warrants to Spirit that it shall -convey good title to the new Parts sold hereunder (including for the avoidance of doubt, any Parts installed by the Maintenance Centers). IAE’s liability and Spirit’s remedy under this warranty are limited to the removal of any title defect or, at the election of IAE, to the replacement of the new Parts or components thereof which are defective in title; provided, however, that the rights and remedies of the Parties with respect to patent infringement shall be limited to the provisions of Clause 14 of this Agreement.

11.4.	THE FOREGOING WARRANTIES TOGETHER WITH THE EXPRESS REMEDIES PROVIDED TO SPIRIT IN ACCORDANCE WITH THIS AGREEMENT AND THE SUPPORT CONTRACT ARE EXCLUSIVE AND ARE GIVEN AND ACCEPTED IN LIEU OF (i) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND (ii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT, TORT OR STRICT LIABILITY AGAINST IAE OR ITS SHAREHOLDERS, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED, OF IAE OR ITS SHAREHOLDERS. THE REMEDIES OF SPIRIT SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NO AGREEMENT VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR THIS LIMITATION SHALL BE BINDING UPON IAE UNLESS IN WRITING, SIGNED BY A DULY AUTHORIZED OFFICER OF IAE.

12.	Excusable Delays

IAE shall not be charged with liability for delay in the performance of its obligations to provide the off-wing maintenance for the Engines as described in this Agreement when such delay is solely and directly caused by acts of God or the public enemy, compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, fires, riots, unusually severe weather or any cause beyond the reasonable control of IAE (an “Excusable Delay”). To the extent that such causes actually delay performance on the part of IAE, the time for the performance shall be extended for as many days as are required to obtain removal of such causes. This provision shall not, however, relieve IAE from using reasonable commercial efforts to avoid or remove such causes and continue performance with reasonable dispatch whenever such causes are removed.

IAE Proprietary Information – Confidential

13.	Duplicate Benefits

Spirit and IAE agree that it is not the intention to provide duplicate benefits under the terms of this Agreement and the Support Contract or under any other arrangement between IAE or IAE’s suppliers and Spirit. In the event of any such duplication of benefits, Spirit may, at the relevant time in respect of the relevant circumstances opt to receive any one such benefit to the exclusion of all other duplicate benefits.

14.	Intellectual Property

14.1.	IAE shall indemnify and hold Spirit and any subsequent purchaser or user of the Parts delivered hereunder harmless from and against any damages, costs and expenses, including legal costs, resulting from any infringement or claim of patent or copyright infringement by any Part of any United States patent or a patent granted by any other country wherein such Part was designed or manufactured at the request or direction of IAE, provided that from the time of design of such Part and until infringement claims are resolved, the country of the patent and the flag country of the aircraft on which the Engine containing the Part is operated are both parties to:

(i)	the Chicago Convention on International Civil Aviation of December 7, 1994, or

(ii)	the International Convention for the Protection of Industrial Property of March 20, 1883, as amended (the “Paris Convention”).

Furthermore, such indemnification is on the condition that:

14.1.1. IAE receives prompt written notice of such claim, suit or action and has full opportunity and authority to assume the defense thereof, including settlement and appeals, and all information available to Spirit or subsequent purchaser or user for such defense;

14.1.2. such new Parts are made according to a specification or design furnished by IAE or, if a process patent is involved, the process performed with such Parts is recommended in writing by IAE; and

14.1.3. the claim, suit or action is brought against Spirit or a subsequent purchaser from or user under Spirit.

14.2.	Provided all of the foregoing conditions have been met, IAE shall, at its own expense, either settle said claim, suit or action or shall pay all damages, excluding consequential damages and costs awarded by the court thereon, and, if the use or resale of such new Parts is finally enjoined, IAE shall, at IAE’s option:

IAE Proprietary Information – Confidential

14.2.1. procure for Spirit the right to use or resell the new Parts,

14.2.2. replace them with equivalent non infringing Parts,

14.2.3. modify them so they become non infringing but equivalent, or

14.2.4. remove them and refund the purchase price (less a reasonable allowance for use, damage and obsolescence).

14.3.	If a claim, suit or action is based on a design or specification furnished by Spirit or on the performance of a process which IAE has advised Spirit against performing, in writing, or on the use or sale of the Parts delivered hereunder in combination with other new parts not delivered to Spirit by IAE, Spirit shall indemnify and save IAE harmless therefrom.

15.	Amendment

This Agreement shall not be amended, changed, or modified in any way other than by agreement in writing, signed by the Parties hereto.

16.	Assignment

Neither Party may assign any of its rights or obligations hereunder without the written consent of the other Party (which shall not be unreasonably withheld or delayed), except that (i) IAE may assign its rights to receive money hereunder, and may assign any or all of its rights and/or obligations hereunder to any of IAE’s shareholders; and (ii) Spirit may assign its rights and obligations hereunder with respect to one or more Eligible Engines to any of its Affiliates for financing related purposes provided that Spirit is still the operator of such Eligible Engine and Spirit provides IAE prior written notice of such permitted assignment. The actual terms of the any assignment will be agreed by Spirit and IAE. Any assignment made in violation of this Clause 16 or if Spirit ceases to operate the Engines shall cause any such assignment to be null and void. “Affiliate” shall mean, as applied to any person or entity, any other person or entity directly or indirectly controlled by, controlling or under common control with such person or entity.

17.	Exhibits

In the event of any conflict or discrepancy between the Exhibits (which are hereby incorporated by reference as part of this Agreement) and the Clauses of this Agreement, the Clauses of this Agreement shall prevail.

18.	Headings

Captions, clause headings, and the index are for convenience of reference only and shall not be deemed or construed in any way as forming a part of this Agreement, nor shall they govern or affect the interpretation of the language or provisions of this Agreement.

IAE Proprietary Information – Confidential

19.	Notices

Any notice to be served pursuant to this Agreement shall be sent by registered mail, by overnight courier, or by facsimile (with the original notice sent by registered mail or overnight courier) to:

In the case of IAE:	IAE International Aero Engines AG IAE Building 400 Main Street, M/S 121-10 East Hartford, Connecticut 06108 U.S.A. Facsimile No.: (860) 565-5220 Attention: Chief Legal Officer & Company Secretary

In the case of Spirit:	Spirit Airlines Inc. 2800 Executive Way Miramar, FL 33025 Facsimile No.: (954) 447-7854 Attention: Legal Department

or in each case to such other place as may be notified from time to time by the receiving Party.

20.	Exclusion Of Other Provisions And Previous Understandings

20.1.	This Agreement, the Support Contract and the STOBL represent the agreement of the Parties with respect to the subject matter hereof and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order from Spirit, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either Party relating to such services.

20.2.	The Parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Agreement, whether orally or in writing, relating to such services, other than those expressly incorporated in this Agreement, which has been negotiated on the basis that its provisions represent their entire agreement relating to such services and shall supersede all such representations, agreements, statements and understandings.

21.	Termination, Expiration and Events of Default

21.1.	Bankruptcy and Insolvency

IAE Proprietary Information – Confidential

Either Party shall have the option, at its sole discretion, to terminate this Agreement upon the occurrence of any of the following events: (a) a receiver or trustee is appointed for any of the other Party’s property, or (b) the other Party is adjudicated or voluntarily becomes bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) the other Party becomes insolvent or makes an assignment for the benefit of creditors.

21.2.	Failure to Make Payments or to Meet Obligations

A non-defaulting Party shall have the right to declare an event of default and terminate this Agreement (i) if any default shall occur in the payment by the defaulting Party of any material amount hereunder when and as the same becomes due and payable and such default continues, after notice from the non-defaulting Party for a period of ***** calendar days or more and is not the subject of a good faith dispute between the Parties; or (ii) for a failure by the defaulting Party to meet any other material obligation under this Agreement, and such failure shall not have been fully corrected within ***** calendar days after the giving of notice thereof to the defaulting Party and is not the subject of a good faith dispute between the Parties.

If Spirit fails to make payment of any material amount due and owing to IAE as set forth in Clause 10 of this Agreement (including any interest due thereon) and such amount is not the subject of a good faith dispute between the Parties, then after notice to Spirit and the expiration of a ***** calendar days cure period and without prejudice to any of IAE’s other rights which IAE may have in contract or in law, IAE reserves the right not to induct, to suspend all work on, or not to release from the Maintenance Center(s) any Eligible Engine until full payment is made by Spirit to IAE.

The obligation of IAE to provide, or cause to be provided, the services set out in this Agreement shall be subject to the non-existence of a continuing material event of default by Spirit of any payment or other obligation of Spirit under the Support Contract, this Agreement or any other agreement in effect between the Parties (an “Event of Default”). Should any such Event of Default exist, IAE reserves the right not to induct, to stop all work on, or not to release from the Maintenance Center any Eligible Engine until such default is rectified by Spirit to IAE’s satisfaction.

21.3.	Expiration

This Agreement shall be effective from the day and year first before written until the end of the Period of FHA, at which point each element of the coverage set out under this Agreement shall cease to be provided to Spirit by IAE, except that the Spare Engine Coverage shall be effective for the Period of Spare Engine Coverage as defined in Clause 5.1 and the IAE obligations described in Clause 21.4.4 shall survive the expiration or termination of the Period of FHA.

21.4.	Effect of Termination or Expiration.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

Except as otherwise set out in this Clause 21.4 and any rights or obligations arising under the applicable law, the rights and obligations of the Parties under this Agreement shall terminate upon the termination or expiration of this Agreement, and Spirit shall no longer be provided with fleet hour agreement coverage under the terms of this Agreement.

21.4.1. Upon any termination or expiration of this Agreement, all liabilities and obligations (including payment obligations) that have accrued prior to such termination or expiration (including payment for Excess Work) shall survive.

21.4.2. Should IAE terminate this Agreement under Clause 21.1 or 21.2 hereof, Spirit shall pay to IAE the cost of any and all services which have been, or are in the process of being carried out under the terms of this Agreement which have not been covered by payments made under the FHA plus a surcharge of the lesser of ***** or the maximum allowed by law. Should Spirit terminate this Agreement under any applicable Clauses hereunder, IAE shall return any excess payments for services paid for, but not rendered.

21.4.3. This Clause 21.4 and Clause 27 of this Agreement shall survive any expiration or termination of this Agreement.

21.4.4. IAE’s obligations to indemnity Spirit in accordance with Clauses 14 and 11 hereof and to provide, assign or assist with the enforcement of any unexpired warranties in accordance with Clause 11 shall survive the expiration or termination of this Agreement.

21.5.	Partial Termination

If IAE materially delays performance or fails to perform a particular service for a particular engine under this FHA and such failure is inexcusable and beyond any applicable grace period and Spirit is not in material default of any of its obligations under this FHA or the GTA, Spirit may terminate that particular service for that particular engine without penalty. Any amounts due for the particular service for that particular engine shall be pro-rated up to the point of non-performance. Spirit’s rate for the remaining Fleet shall be reevaluated and may be reduced if the new calculation so indicates, but will not increase based on partial termination by Spirit.

If Spirit materially delays performance or fails to perform obligation for a particular engine under this FHA and such failure is inexcusable and beyond any applicable grace period and IAE is not in material default of any of its obligations under this FHA or the GTA, IAE may terminate that particular service for that particular engine without penalty. Any amounts due for the particular service for that particular engine shall be pro-rated up to the point of non-performance. Spirit’s rate for the remaining Fleet shall be reevaluated and may be increased if the new calculation so indicates, but will not decrease based on partial termination by IAE.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

22.	Negation Of Waiver

Failure by either Party to enforce any term of this Agreement shall not constitute a waiver of such term.

23.	Severability And Partial Invalidity

If any provision of this Agreement or the application thereof to either Party shall be invalid, illegal or unenforceable to any extent, the remainder of the Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

24.	Governing Law

This Agreement shall be construed and the performance thereof determined in accordance with the laws of the State of Connecticut, United States of America, without regard to its choice of laws provisions. The Parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods. Any suit, action or proceeding against any of the Parties hereto with respect to this Agreement and any judgment entered by any court in respect thereof may be brought in the Supreme Court of the State of Connecticut, Hartford County, or in the United States District Court for the State of Connecticut, as each party hereto in its sole discretion may elect, and each party hereto hereby submits to the non-exclusive jurisdiction of such Connecticut courts for the purpose of any such suit, action or proceeding.

25.	Limitation Of Liability

In no event shall either Party be liable or otherwise responsible for any incidental or consequential damages or for any similar cost, damage or expense in connection with any enforcement proceeding or action hereunder. Nothing in this Agreement shall affect Spirit’s responsibilities with respect to the airworthiness and configuration control of the Eligible Engines.

26.	Publicity

Spirit shall not use the name of IAE or the V2500 engine in any publicity material without the prior written consent of IAE. IAE shall not use the name of Spirit in any publicity material without the prior written consent of Spirit.

27.	Non-disclosure and Non-Use

The provisions of the Non-disclosure and Non-Use section of the Support Contract shall apply to this Agreement.

28.	No Construction Against Drafter

This Agreement has been the subject of detailed negotiation between the parties. If an ambiguity or question of intent arises with respect to any provision of this Agreement,

IAE Proprietary Information – Confidential

this Agreement will be construed as if drafted jointly by IAE and Spirit and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed on their behalf by the hands of their authorized officers the day and year first written above:

For		For
IAE INTERNATIONAL AERO ENGINES AG		SPIRIT AIRLINES INC.

By:	/s/ Randy L. Nason	By:	/s/ John R. Severson
Title:	General Manager & Director Customer Business	Title:	EVP & CFO

IAE Proprietary Information – Confidential

EXHIBIT A

ELIGIBLE ENGINE LIST

Engine	Thrust Rating	Serial Number

IAE Proprietary Information – Confidential

EXHIBIT B

IAE FHA ESCALATION FORMULA

The Basic FHA Rates and the Option FHA Rates (each rate is a MSRb and has the value given to it in this FHA) will be subject to escalation in accordance with the formula set forth below with such escalation to be capped in accordance with the provisions of Clause 10.1.1 of the Agreement.

1.	MSR for each year shall be calculated from MSRb as follows:

*****

2.	The values of the factors *****

respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3.	If the U.S. Department of Labor ceases to publish the above statistic or modifies the basis of their calculation, then IAE in its sole discretion, shall substitute any officially recognized and substantially equivalent statistic.

4.	If the application of the above formula would result in an MSR for the year, which is lower than MSRb, MSR for the year will be set equal to MSRb.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

EXHIBIT C

ACCESSORIES

V2500-A5 Spareable Engine Accessories

Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
73984300	5U0030	thermocouple, oil temperature	242115	1	100
16844-000	5L0040	cooler, IDG oil	242142	1	100
-	AC69576	valve, solenoid stage 10 bleed	361157	1	100
-	005RL03	box, relay	715149	1	100
5L0071	5009913G	pump, fuel LP/HP	731241	1	100
5L0076	17300G09	valve, fuel diverter & return	731342	1	100
2A0526	796050-1	valve, fuel flow divider	731343	1	20
2A3343	154JU	probe, total press & temp	732211	1	10
2A1126	HAC 19200	probe, temp & pressure diffuser case	732215	1	30
2A3504	808050-4-032	control, electronic engine	732234	1	280
5L00301	430153	Generator, stator alternator	732238	1	100
-	FMU560MK1	meter, fuel	732252	1	100
-	9-217-59	transmitter, fuel flow	733117	1	100
-	21SN04-300B	switch, fuel filter differential pressure	733415	1	10
5U0029	22912-000	thermocouple, fuel temp	733515	1	100
5U0012	9045330-2	exciter, ignition	741138	1	120
5U0012	9045330-2	exciter, ignition	741138	1	520
5U0072	9045405-7	lead, ignition	742143	1	100
5U0004	D1876-1000A	cooler, air no.4 brg comp	752241	1	100
5U0057	5860010-108	valve, air stg 10 to HPT	752351	1	100
5W2313	5860016-131	valve, air HPT/LPT actuator	752451	1	100
5W2303	5860017-139	actuator, valve HPT/LPT actuator	752452	1	100
5L0057	1777MK2	actuator, master LPC bleed	753142	1	100
5L0039	1778MK1	actuator, slave-LPC bleed	753143	1	100
-	2607MK2	actuator variable stator	753241	1	100
-	AC69572	valve, solenoid stg 7 HPC	753251	1	100
-	AC69572	valve, solenoid stg 7 HPC	753251	1	100
-	AC69572	valve, solenoid stg 7 HPC	753251	1	100
-	AC69924	valve, bleed stg 7 HP compressor	753252	1	100
-	AC69924	valve, bleed stg 7 HP compressor	753252	1	100
-	AC69924	valve, bleed stg 7 HP compressor	753252	1	100
-	AC69574	valve, solenoid stg 10 HPC	753253	1	400
5950041-108	AC69861	valve, bleed stg 10 hp comp	753254	1	400
RP 162-02	TBD	sensor, nacelle temperature	754115	1	100
2A2224	792-6-20	thermocouple option	772115	20	100

IAE Proprietary Information – Confidential

2A2224	792-6-20	thermocouple option	772115	20	100
2A2224	792-6-20	thermocouple option	772115	20	100
2A2224	792-6-20	thermocouple option	772115	20	100
2A1609	HAD 19824	box, cable, thermocouple	772143	1	10
-	144-171-000-031	transducer, vibration	773215	1	100
4A7110	-	pump & filter housing, oil pressure	792141	1	1
5U0075	50026001-1	cooler, oil air cooled	792142	1	100
5U0053	55022001-1	cooler, oil fuel cooled	792143	1	100
-	TY1558-52	valve air modulating	792151	1	100
4A7121	-	pump, assy oil scavenge	792241	1	1
4A7033	-	filter housing, assy oil scavenge	792243	1	1
-	VB3505	probe assy, magnetic	792245	1	10
5L0062	1779MK2	valve,scavenge-no.4 brg	792351	1	100
-	76-167-2	transmitter, oil quantity	793115	1	10
-	56B98	Thermocouple, Scavenge Oil Temperature	793216	1	10
5U0030	73984300	thermocouple, oil temp	793215	1	200
-	41SG240-1	transmitter, oil press differential	793315	1	10
5L0049	41SG272-5	transducer, pressure, no.4 bearing	793316	1	100
-	21SN04-275A	switch ,low oil pressure	793415	1	10
-	21SN04-298A	switch, scav filter differential pressure	793516	1	10

IAE Proprietary Information – Confidential

EXHIBIT D

IAE VITAL STATISTICS LOG ATA REFERENCE LIST

ATA Chapter	Figure	ATA Chapter	Figure	ATA Chapter	Figure
24-21-15	01	72-31-00	01	72-32-75	01
24-21-42	01	72-31-11	01	72-32-76	01
24-21-49	01	72-31-12	01	72-32-80	01
24-21-49	02	72-31-13	01	72-32-80	03
24-21-49	03	72-32-00	01	72-32-81	02
		72-32-00	01	72-32-82	02
36-11-47	01	72-32-00	02	72-32-83	02
36-11-47	02	72-32-00	03	72-32-85	01
36-11-47	03	72-32-03	01	72-32-85	02
36-11-57	01	72-32-03	02	72-32-85	03
		72-32-03	03	72-32-86	01
71-21-11	01	72-32-05	01	72-32-87	01
71-51-41	01	72-32-07	01	72-32-87	02
71-51-41	02	72-32-10	01	72-32-87	03
71-51-41	05	72-32-16	01	72-32-88	06
71-51-41	06	72-32-17	01	72-32-88	07
71-51-41	07	72-32-18	01	72-32-88	08
71-51-42	01	72-32-19	01	72-32-88	09
71-51-42	05	72-32-20	01	72-32-88	10
71-51-43	01	72-32-21	01	72-32-91	01
71-51-43	05	72-32-22	01	72-32-93	01
71-51-44	01	72-32-23	01	72-32-94	01
71-51-46	01	72-32-24	01	72-32-95	01
71-51-49	01	72-32-25	02	72-32-96	01
71-51-50	01	72-32-26	01	72-38-11	01
71-51-50	02	72-32-35	01	72-38-25	01
71-52-42	01	72-32-36	01	72-40-00	01
71-52-43	01	72-32-37	01	72-40-00	02
71-52-44	01	72-32-40	01	72-40-00	03
71-52-44	05	72-32-41	01	72-40-00	04
71-52-45	01	72-32-42	01	72-40-00	05
71-52-50	04	72-32-50	01	72-40-00	06
71-52-50	05	72-32-51	01	72-41-00	01
71-53-01	01	72-32-52	01	72-41-00	02
71-71-49	01	72-32-53	01	72-41-00	03
71-71-49	02	72-32-54	01	72-41-00	04
71-73-49	01	72-32-55	01	72-41-11	01
		72-32-58	01	72-41-12	01
72-00-31	01	72-32-60	01	72-41-13	01
72-00-40	01	72-32-70	01	72-41-14	01
72-00-50	01	72-32-70	02	72-41-15	01
72-00-60	01	72-32-71	02	72-41-15	02

IAE Proprietary Information – Confidential

EXHIBIT D

IAE VITAL STATISTICS LOG ATA REFERENCE LIST

(continued)

ATA Chapter	Figure	ATA Chapter	Figure	ATA Chapter	Figure
72-31-00	01	72-32-72	02	72-41-21	03
72-41-21	04	72-43-14	01	72-58-01	20
72-41-22	01	72-43-20	01	72-58-02	01
72-41-22	02	72-43-30	01	72-60-00	01
72-41-22	03	72-44-00	01	72-60-03	01
72-41-22	04	72-44-10	01	72-60-10	01
72-41-22	05	72-44-20	01	72-60-21	01
72-41-22	06	72-44-30	01	72-60-21	02
72-41-23	02	72-44-40	01	72-60-22	01
72-41-30	01	72-44-50	01	72-60-23	01
72-41-31	01	72-44-60	01	72-60-24	01
72-41-32	01	72-45-00	01	72-60-25	01
72-41-32	02	72-45-10	01	72-60-26	01
72-41-32	03	72-45-11	01	72-60-27	01
72-41-32	04	72-45-12	01	72-60-28	01
72-41-33	01	72-45-13	01	72-60-29	01
72-41-33	02	72-45-14	01	72-60-31	01
72-41-33	03	72-45-15	01	72-60-32	01
72-41-33	04	72-45-20	01	72-60-33	01
72-41-34	01	72-45-21	01	72-60-40	01
72-41-34	02	72-45-22	01	72-60-41	01
72-41-34	03	72-45-23	01	72-60-42	01
72-41-34	04	72-45-24	02	72-60-43	01
72-41-34	05	72-45-25	01	72-61-00	01
72-41-34	07	72-45-26	01
72-42-00	01	72-45-27	01	73-11-41	01
72-42-00	06	72-45-30	01	73-11-41	02
72-42-10	01	72-45-31	01	73-11-41	03
72-42-11	01	72-45-32	01	73-11-47	01
72-42-20	01	72-45-33	01	73-11-47	02
72-42-20	02	72-50-00	01	73-11-49	02
72-42-20	03	72-50-01	01	73-11-49	03
72-42-20	05	72-50-05	01	73-11-49	05
72-42-20	06	72-50-10	01	73-11-49	06
72-42-20	07	72-50-21	01	73-11-49	07
72-42-30	01	72-50-21	02	73-11-49	08
72-42-31	01	72-50-22	01	73-11-49	09
72-42-32	01	72-50-23	01	73-11-49	10
72-42-33	01	72-50-24	01	72-11-49	11
72-42-34	01	72-50-25	01	73-11-49	12
72-42-35	01	72-50-31	01	73-11-49	13

IAE Proprietary Information – Confidential

EXHIBIT D

IAE VITAL STATISTICS LOG ATA REFERENCE LIST

(continued)

ATA Chapter	Figure	ATA Chapter	Figure	ATA Chapter	Figure
72-42-36	01	72-50-32	01	73-11-49	14
72-42-40	01	72-50-33	01	73-11-49	15
72-42-50	01	72-50-41	01	73-11-49	16
72-42-61	01	72-50-42	20	73-11-49	18
72-42-62	01	72-50-50	01	73-11-49	19
72-43-11	01	72-50-50	20	73-11-49	20
72-43-12	01	72-50-52	20	73-11-49	22
72-43-13	01	72-50-53	20	73-11-49	23
73-11-49	24	75-23-49	01	79-21-44	01
73-11-49	25	75-23-49	02	79-21-48	01
73-11-49	26	75-24-49	01	79-21-49	01
73-12-41	01	75-24-49	02	79-21-49	02
73-12-42	01	75-24-49	03	79-21-49	03
73-13-41	01	75-24-49	04	79-21-49	04
73-13-42	01	75-24-47	01	79-21-49	05
73-13-43	01	75-24-48	02	79-21-49	06
73-22-11	01	75-24-49	01	79-21-49	10
73-22-15	01	75-24-51	01	79-21-49	11
73-22-34	01	75-24-51	02	79-21-49	12
73-22-35	01	75-24-52	01	79-21-49	13
73-22-38	01	75-27-49	01	79-21-49	14
73-22-49	01	75-31-42	01	79-21-49	15
73-22-49	02	75-31-43	01	79-21-49	16
73-22-49	03	75-32-41	01	79-21-49	17
73-22-49	04	75-32-42	01	79-21-51	18
73-22-49	05	75-32-49	01	79-21-51	01
73-22-49	06	75-32-49	02	79-22-43	01
73-22-49	07	75-32-49	03	79-22-44	01
73-22-49	08	75-32-49	04	79-22-45	01
73-22-49	09	75-32-49	05	79-22-41	01
73-22-49	10	75-32-49	07	79-22-43	01
73-22-49	11	75-32-49	08	79-22-48	01
73-22-49	12	75-32-49	09	79-22-48	02
73-22-51	20	75-32-49	10	79-22-48	03
73-22-52	01	75-32-49	11	79-22-48	04
73-31-17	01	75-32-49	12	79-22-48	05
73-34-15	01	75-32-49	13	79-22-49	01
73-35-15	01	75-32-49	14	79-22-49	02
		75-32-49	15	79-22-49	03
74-11-38	01	75-32-49	16	79-22-49	04
74-21-41	01	75-32-51	01	79-22-49	05

IAE Proprietary Information – Confidential

EXHIBIT D

IAE VITAL STATISTICS LOG ATA REFERENCE LIST

(continued)

ATA Chapter	Figure	ATA Chapter	Figure	ATA Chapter	Figure
74-21-43	01	75-32-52	01	79-22-49	07
74-21-43	02	75-32-53	01	79-22-49	10
		75-32-54	01	79-22-49	12
75-00-49	01			79-22-49	13
75-22-41	01	77-21-15	20	79-22-49	14
75-22-49	05	77-21-43	01	79-23-51	01
75-22-49	06	77-32-15	01	79-31-15	01
75-22-49	07	77-32-43	01	79-32-15	01
75-22-49	08	77-32-43	02	79-32-16	01
75-22-49	09	77-32-43	05	79-33-15	01
75-22-49	10			79-33-16	01
75-22-49	15	79-11-41	01	79-34-15	01
75-22-49	16	79-11-51	01	79-35-16	01
75-23-48	01	79-21-41	01
75-23-48	04	79-21-42	01	80-13-41	01
		79-21-43	01	80-13-51	01

IAE Proprietary Information – Confidential

EXHIBIT E

Forty (40) new A319, ten (10) A320 and ten (10) A321 Aircraft

AIRCRAFT DELIVERY SCHEDULE

ILFC Aircraft

Aircraft:

A/C Model	YEAR	MONTH
*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

Twenty-Five (25) Option Aircraft

Aircraft:

	A/C Model	YEAR	QUARTER
*****	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

Purchased Aircraft

Aircraft:

A/C Model	YEAR	MONTH
***** *****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE Proprietary Information – Confidential

EXHIBIT F

POWERPLANT – DESCRIPTION AND OPERATION

V2500-A5 Accessories – Testable Engine
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
790425A6	-	starter, pneumatic	801341	1	200
790424-4	L964115	valve starter-pneumatic	801351	1	200

V2500-A5 Accessory Expendables – Spareable / Testable Engine
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
5U0007	JS100A1	plug, igniter	742141	1	100
5U0007	JS100A1	plug, igniter	742141	1	100
QA06249	-	filter element, oil pressure pump	792144	1	100
QA05954	-	filter element, oil scavenge pump	792244	1	100

V2500-A5 Engine Build-Up Unit (EBU) Items (Excluding BFE)
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	accessory zone fire detector	261215	TBD	TBD
TBD	TBD	core zone fire detector	261217	TBD	TBD
TBD	TBD	core overheat detector	261219	TBD	TBD
TBD	TBD	hydraulic tubes	291149	TBD	TBD
TBD	TBD	anti-ice ducts	302149	TBD	TBD
TBD	TBD	air intake anti-ice valve	302151	TBD	TBD
TBD	TBD	bleed air ducts	361149	TBD	TBD
TBD	TBD	pressure indicating tubes	362149	TBD	TBD
TBD	TBD	fire detection system (system A) harness	715241	TBD	TBD
TBD	TBD	fire detection system (system B) harness	715242	TBD	TBD
TBD	TBD	drain masts	717142	TBD	TBD
TBD	TBD	fuel drain tubes	717148	TBD	TBD
TBD	TBD	oil, hydraulic and water drain tubes	717348	TBD	TBD
TBD	TBD	gearbox breather outlet duct	726149	TBD	TBD
TBD	TBD	flexible fuel tubes	731148	TBD	TBD
TBD	TBD	pneumatic starter duct	801349	TBD	TBD

IAE Proprietary Information – Confidential

V2500-A5 Engine Build-Up Unit (EBU) Items (Excluding BFE)
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	IDG cables	242143	TBD	TBD
TBD	TBD	engine forward mount	712112	TBD	TBD
TBD	TBD	engine rear mount	712211	TBD	TBD

V2500-A5 Engine Build-Up Unit (EBU) Items (BFE Only)
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	IDG QAD coupling (BFE)	242141	TBD	TBD
TBD	TBD	hydraulic pressure switch (BFE)	291117	TBD	TBD
TBD	TBD	LP bleed check valve (BFE)	361141	TBD	TBD
TBD	TBD	HP bleed valve (BFE)	361151	TBD	TBD
TBD	TBD	bleed press regulator valve (BFE)	361152	TBD	TBD
TBD	TBD	case drain hydraulic filter assy (BFE)	291143	TBD	TBD

V2500-A5 Quick Engine Change (QEC) Items
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	air intake cowl harness	711143	TBD	TBD
TBD	TBD	P2/T2 air tubes	732248	TBD	TBD
TBD	TBD	air cooled air cooler exhaust duct	752248	TBD	TBD

IAE Proprietary Information – Confidential

V2500-A5 Quick Engine Change (QEC) Items
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	interphone	234441	TBD	TBD
TBD	TBD	air intake cowl	711111	TBD	TBD
TBD	TBD	common nozzle assy	781111	TBD	TBD
TBD	TBD	engine exhaust cone	781112	TBD	TBD

V2500-A5 Demountable Power Plant Items (BFE Only)
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	IDG (BFE)	242151	TBD	TBD
TBD	TBD	hydraulic pump (BFE)	291151	TBD	TBD

V2500-A5 Nacelle Items
Typical IAE Part Number	Typical Supplier Part Number	Part Name	ATA Chapter	Fig	Item
TBD	TBD	thrust reverser hold open rod support brackets	710021	TBD	TBD
TBD	TBD	thrust reverser load shear pins	710022	TBD	TBD
TBD	TBD	thrust reverser forward latch open indicator	710023	TBD	TBD
TBD	TBD	Fan cowl rod support brackets	710024	TBD	TBD
TBD	TBD	Left fan cowl	711311	TBD	TBD
TBD	TBD	Fan cowl door hold open rod	711312	TBD	TBD
TBD	TBD	Fan cowl door support latches	711313	TBD	TBD
TBD	TBD	Left fan cowl access panels	711314	TBD	TBD
TBD	TBD	Fan cowl hinges	711315	TBD	TBD
TBD	TBD	right fan cowl	711316	TBD	TBD
TBD	TBD	left fan cowl access panel	711317	TBD	TBD
TBD	TBD	fan cowl hinges	711318	TBD	TBD
TBD	TBD	crossover beam	783010	TBD	TBD
TBD	TBD	thrust reverser support struts	783015	TBD	TBD
TBD	TBD	pylon hydraulics and tee connectors	783149	TBD	TBD
TBD	TBD	thrust reverser hyd control unit	783151	TBD	TBD
TBD	TBD	left thrust reverser half (eng.1)	783201	TBD	TBD
TBD	TBD	left thrust reverser half (eng.2)	783202	TBD	TBD
TBD	TBD	right thrust reverser half (eng. 1)	783203	TBD	TBD
TBD	TBD	right thrust reverser half (eng. 2)	783204	TBD	TBD

IAE Proprietary Information – Confidential

TBD	TBD	deflector boxes	783219	TBD	TBD
TBD	TBD	left C-duct	783240	TBD	TBD
TBD	TBD	left manual drive mechanism	783241	TBD	TBD
TBD	TBD	left blocker door link assy	783242	TBD	TBD
TBD	TBD	C-duct actuator (locking)	783243	TBD	TBD
TBD	TBD	left C-duct flex snyc cables and tubes	783244	TBD	TBD
TBD	TBD	left blocker door	783245	TBD	TBD
TBD	TBD	left translating cowl	783246	TBD	TBD
TBD	TBD	left C-duct electrical harness	783247	TBD	TBD
TBD	TBD	C-duct actuator (non locking)	783248	TBD	TBD
TBD	TBD	left C-duct fixed structure	783249	TBD	TBD
TBD	TBD	C-duct hold open rod (rear)	783250	TBD	TBD
TBD	TBD	C-duct hold open rod (front)	783251	TBD	TBD
TBD	TBD	C-duct auxiliary latch	783252	TBD	TBD
TBD	TBD	lower bifurcation latches	783253	TBD	TBD
TBD	TBD	translating sleeve latch	783254	TBD	TBD
TBD	TBD	right C-duct	783270	TBD	TBD
TBD	TBD	right manual drive mechanism	783271	TBD	TBD
TBD	TBD	right blocker door link assy	783272	TBD	TBD
TBD	TBD	right C-duct flex sync cables and tubes	783274	TBD	TBD
TBD	TBD	right blocker door link assy	783275	TBD	TBD
TBD	TBD	right translating cowl	783276	TBD	TBD
TBD	TBD	right C-duct electrical harness	783277	TBD	TBD
TBD	TBD	right C-duct fixed structure	783279	TBD	TBD
TBD	TBD	pressure relief door	783280	TBD	TBD
TBD	TBD	thrust reverser opening tubes and manifold	783649	TBD	TBD
TBD	TBD	thrust reverser opening actuator	783651	TBD	TBD

IAE Proprietary Information – Confidential

April 11, 2005

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 1 of the V2500-A5 Fleet Hour Agreement between IAE International Aero Engines AG and Spirit Airlines, Inc., dated April 11, 2005

Gentlemen:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), such contract being hereinafter referred to as the “FHA.” Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 1 shall have the same meaning given to them in the FHA.

This Side Letter No. 1 provides for, among other things: A Turn Around Time and Spare Engine Support Guarantee, an Escalation Cap for FHA rates, a special Restoration Shop Visit invoicing arrangement, maintenance center de-selection, an enhanced FHA escalation formula, and payment by IAE for damage to the leased engine bearing engine serial number VI0417. The obligation of IAE to provide any of the benefits pursuant to the terms hereof shall be subject to Spirit not being in default of any of its obligations under the FHA or GTA.

IAE hereby provides the following coverage for the Turn Around Tame and Spare Engine Support Coverage Availability Guarantee (collectively referred to as the “Turn Around Time and Spare Engine Availability Guarantee” or “Guarantee”):

1.	Turn Around Time and Spare Engine Availability Guarantee

1.1	Turn Around Time: IAE will ensure that the Turn Around Time (“TAT”) of an Eligible Engine from the Maintenance Center shall meet the following requirements provided that Spirit (i) provides lease return dates at lease execution or no later than thirty (30) days from the date of this Side Letter, as appropriate, and (ii) notifies IAE if such lease return dates are amended:

1.1.1	IAE or its Maintenance Center shall complete a full overhaul within a turn around time of ***** days, or a Restoration Shop Visit within ***** days (the “TAT”), whichever is applicable.

1.1.2	The TAT shall start the day after receipt at the Maintenance Center designated by IAE of (a) any Eligible Engine and (b) all necessary

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

technical documents, including a repair order, and shall end upon the earlier of (i) notification that the Engine is serviceable or (ii) when such Engine is made available for transportation from the Maintenance Center(s). Eligible Engine transportation and time required to undertake and complete Excess Work are not included in the period set out above.

Within two (2) Business Days after receipt of the Engine at the Maintenance Center designated by IAE, IAE shall deliver to Spirit a written notice stating either that (i) the TAT has begun or (ii) the documentation required from Spirit prior to the beginning of the TAT. If no such notice is delivered to Spirit, the TAT shall be deemed to begin one (1) Business Day after delivery of the Engine to the Maintenance Center designated by IAE along with the technical documentation deemed necessary by Spirit and IAE.

1.1.3	Any reasonable technical requests involving issues or changes to the Work Statement or Engine Workscope that could affect the TAT which are delivered in writing by IAE and received by the appropriate representative of Spirit (as designated by Spirit in writing) shall be answered by Spirit within two (2) Business Days after being communicated to such representative in the manner to be agreed between Spirit and IAE. If IAE communicates such request in accordance with this paragraph and the Spirit designated representative does not respond within two (2) Business Days, the TAT will be increased by each day in excess of two (2) Business Days that elapse or prior to receiving a response from Spirit. Any impact on the TAT resulting from this decision shall be promptly advised by IAE.

1.1.4	IAE shall not be liable for exceeding the TAT due to Excusable Delays as such term is defined in Section 12 of the FHA, or for delays directly and solely caused by Spirit. IAE shall promptly notify Spirit when such delays occur or impending delays are likely to occur and shall continue to advise Spirit of new shipping schedules and/or changes thereto.

1.1.5	If IAE fails to meet the TAT set forth in this section for delays that are not Excusable Delays, then IAE shall, for said delayed Eligible Engine, discontinue the charges associated with the following rates: ***** In the event an aircraft lease return is directly and adversely affected by such delay, at Spirit’s request, IAE shall pay Spirit ***** per day for each day (or part thereof) the TAT is exceeded and said aircraft lease continues to be directly and adversely affected. This penalty shall not apply if the lease aircraft return dates are amended to dates that are within sixty (60) days of the affected Eligible Engine shop visit.

1.2	Spare Engine Support Coverage Availability. For Eligible Engines being removed within the continental United States, if IAE fails to provide a

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

replacement Spare Engine within ***** hours (“US-STAT”) of a written request from Spirit, then IAE, at Spirit’s request, shall pay Spirit ***** per day for each day that is beyond the ***** . IAE shall not be liable for exceeding the ***** due to Excusable Delays as such term is defined in Section 12 of the FHA, or for delays directly and solely caused by Spirit. IAE shall promptly notify Spirit when such delays occur or impending delays are likely to occur and shall continue to advise Spirit of new shipping schedules and/or changes thereto.

1.3	Conditions of Guarantee. The above remedy in Clause 1.2 is applicable only if: (1) Spirit is experiencing an engine caused aircraft on ground situation while being at zero spare engine status caused by V2500-A5 engine related problems, and (2) Spirit is not leasing a Spare Engine through IAE’s emergency lease pool at the time of the request. For the avoidance of doubt, the two conditions in this Clause 1.3 do not apply to Clause 1.1 of the Guarantee.

The cumulative amount of this Guarantee shall in no event exceed ***** over the period of the Guarantee.

The availability of this Guarantee is contingent upon Spirit managing its fleet in accordance with the FHA (including the mutually agreed eMMP).

2.	Escalation Cap for *****

The FHA Rates set forth in the FHA are subject to escalation in accordance with the formula set out in Exhibit B thereto.

With respect to the FHA Rates, the escalation formula set out in Exhibit B to the FHA when applied to such rates shall be capped at ***** per annum on a cumulative average basis for a period equal to the first ***** from the date of the FHA (the “Capped Period”). The escalation result at the end of the Capped Period will be used as the starting basis for subsequent uncapped escalation calculations for the time periods beginning immediately after the Capped Period up to the end of the FHA.

3.	Restoration Shop Visit Rate Invoicing:

Notwithstanding anything in Clause 10.1.2. of the FHA to the contrary, IAE shall invoice Spirit and Spirit shall pay at induction of the Restoration Shop Visit an amount equal to ***** of the sum of the escalated FHA Rate multiplied by (i) the Eligible Engine Flight Hours flown by such Eligible Engine since new, or (ii) if the Eligible Engine has had a Restoration Shop Visit, since its last Restoration Shop Visit. The remaining ***** shall be due by Spirit upon completion of the Restoration Shop Visit.

4.	*****

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

5.	Option to Extend Period of FHA

IAE agrees to provide Spirit with an option to extend the Period of FHA as defined in the FHA by an additional ***** for Spirit’s Eligible Engines. For the avoidance of doubt, this option, if exercised, would apply to as Eligible Engines and can not be used to extend the Period of FHA for individual Eligible Engines. IAE will provide the rates for the extension period based on the same methodology used to calculate the original FHA rates after Spirit informs IAE of its intent to exercise this option. If Spirit decides to exercise this option, Spirit must notify IAE in writing of its selection at least ***** months prior to expiration of the Period of the FHA of the first Eligible Engine to enter into service under the FHA.

6.	Escalation Formula Enhancement: Resolution of V10417

6.1	IAE agrees to enhance the FHA Escalation Formula attached to Exhibit B to the FHA by changing the Material and Labor ratios from ***** and ***** to ***** and *****. Therefore, Exhibit B to the FHA is hereby deleted in its entirety and replaced with the following new Exhibit B appearing on Schedule 1 attached hereto.

6.2	IAE agrees to pay for the repair of the leased engine bearing manufacturer’s serial number V10417 for damage that occurred while being leased by Spirit pursuant to IAE’s standard terms of business lease. IAE’s agreement to pay for such costs is a one time concession made as a part of a larger negotiation involving the FHA and shall not be construed as obligating IAE to pay for such damage on other leased Engines.

Except as expressly amended by this Side Letter No. 1, all provisions of the FHA remain in full force and effect.

Very truly yours,		Agreed to and Accepted on behalf of:

IAE INTERNATIONAL AERO ENGINES AG		SPIRIT AIRLINES NC.

By:	/s/ Randy L. Nason	By:	/s/ John R. Severson
Title:	General Mgr & Director Customer Business	Title:	EVP & CFO

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

Schedule 1 to Side Letter No. 1 to the FHA

(Replaces original Exhibit B to FHA)

EXHIBIT B

IAE FHA ESCALATION FORMULA

The Basic FHA Rates and the Option FHA Rates (each rate is a MSRb and has the value given to it in this FHA) will be subject to escalation in accordance with the formula set forth below with such escalation to be capped in accordance with the provisions of Clause 10.1.1 of the Agreement.

1.	MSR for each year shall be calculated from MSRb as follows:

*****

2.	The values of the factors*****

respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3.	If the U.S. Department of Labor ceases to publish the above statistic or modifies the basis of their calculation, then IAE in its sole discretion, shall substitute any officially recognized and substantially equivalent statistic.

4.	If the application of the above formula would result in an MSR for the year, which is lower than MSRb, MSR for the year will be set equal to MSRb.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

June     , 2006

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 2 to the V2500-A5 Fleet Hour Agreement between IAE International
Aero Engines AG and Spirit Airlines, Inc., dated April 11, 2005

Dear Mr. Shallcross:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such contract being hereinafter referred to as the “FHA”. Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 2 shall have the same meaning given to them in the FHA.

This Side Letter No. 2 extends the coverage of the FHA to the SL2 Eligible Engines originally installed on the SL2 Aircraft, as detailed below.

1.	Definitions

1.1	“Extended SL2 Period of FHA” shall have the meaning as defined in Section 3.2 below.

1.2	“SL2 Aircraft” shall mean the ***** used Airbus A321 Aircraft currently being leased by Spirit, as more particularly described in Schedule 1 hereto. The SL2 Aircraft shall be considered “Used Aircraft” as defined by Section 1.3.7 of the FHA. Except as otherwise noted herein, all terms and conditions of the FHA applicable to the Used Aircraft shall apply to the SL2 Aircraft.

1.3	“SL2 Eligible Engines” shall mean the ***** used V2533-A5 Engines originally installed on the SL2 Aircraft, as more particularly described in Schedule 1 hereto.

1.4	“SL2 Period of FHA” shall have the meaning as defined in Section 3 below.

1.5	“SL2 Reconciliation Period” shall have the meaning as defined in Section 3.2.2(a) below.

2.	Payment for Initial Restoration Shop Visit Under FHA; Other Payments, Coverage Date

2.1	Notwithstanding anything herein or in the FHA to the contrary, for each initial Restoration Shop Visit covered under the FHA for SL2 Eligible Engines V10912,

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NKS-FHA-SL2 (2006-JUN-06) (3 Pembroke AC EXECUTION VERSION).doc

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

V 10691, V10911, V10688 and V10877, Spirit shall pay IAE for each such Restoration Shop Visit performed, an amount equal to the Eligible Engine Flight Hours flown by such engines since last Restoration Shop Visit or since new (whichever is later) multiplied by the applicable ***** Month Rate, as set forth in Section 4 below.

2.2	For the initial Restoration Shop Visit covered under the FHA for SL2 Eligible Engine V10879, Spirit shall pay an amount equal to the actual cost of its initial Restoration Shop Visit under the FHA.

2.3	Payment for each Miscellaneous Shop Visit and each subsequent Restoration ShopVisit after the initial Restoration Shop Visit under the FHA for each SL2 Eligible Engine shall be made in accordance with the terms of the FHA and this Side Letter No. 2.

3.	Period of FHA

3.1	The Period of FHA for only the SL2 Eligible Engines shall begin on the relevant EIS Under FHA date listed for each of the SL2 Aircraft in Schedule 1 hereto, and shall expire ***** months thereafter (the “SL2 Period of FHA”). For the avoidance of doubt, the Period of FHA in the FHA as defined for all other Eligible Engines shall remain unchanged.

3.2	Spirit may elect to extend the SL2 Period of FHA to a period of ***** months from the relevant EIS Under FHA date (the “Extended SL2 Period of FHA”), by notifying IAE in writing at any time prior to September 1, 2007. In the event that Spirit does select the Extended SL2 Period of FHA, then

3.2.1	By virtue of Clause 10.1.1 of the FHA (as amended for the SL2 Eligible Engines by Section 4 below), the ***** Month Rate shall be applicable to the SL2 Eligible Engines rather than the ***** Month Rate; and

3.2.2	The Parties shall perform a reconciliation to effect Section 3.2.1 above by subtracting

(a)	The applicable ***** Month Rate multiplied by the Eligible Engine Flight Hours flown by the SL2 Eligible Engines from the beginning of the SL2 Period of FHA to the time of reconciliation (the “SL2 Reconciliation Period”), minus

(b)	The applicable ***** Month Rate multiplied by the Eligible Engine Flight Hours flown by the SL2 Eligible Engines during the SL2 Reconciliation Period.

IAE shall reimburse Spirit for any excess payment amounts calculated above by issuing a credit against Spirit’s FHA useable against future FHA payments to IAE.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NKS-FHA-SL2 (2006-JUN-06) (3 Pembroke AC EXECUTION VERSION).doc

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

3.2.3	Following the Reconciliation Period, Spirit shall pay the applicable ***** Month Rate for the SL2 Eligible Engines in accordance with the terms of the FHA.

4.	FHA Rates

With respect to the SL2 Eligible Engines only, the following revised Clause 10.1.1 shall apply in lieu of the provisions of Clause 10.1.1 of the FHA:

“10.1.1	The FHA Rates paid by Spirit to IAE in respect of the services set out in Clause 3 and Clause 4 of this Agreement for the SL2 Eligible Engines covered by this Agreement shall be as follows for the SL2 Period of FHA or Extended SL2 Period of FHA per SL2 Eligible Engine Flight Hour (in United States Dollars):

For the SL2 Eligible Engines:

Restoration Shop Visit Rates:

Stage Length (at Annual Average Utilization of ***** per Aircraft)
	*****	*****	*****	*****
***** Month Rates:	*****	*****	*****	*****
***** Month Rates:	*****	*****	*****	*****

A321
Miscellaneous Shop Visit Rate:
***** Month Rate:				*****
***** Month Rate:				*****

The above FHA Rates are subject to escalation from the base month of October 2005 to the date of calculation of the applicable FHA Rate in accordance with the formula set forth in Exhibit B to this Agreement. Additionally, IAE reserves the right to make an adjustment of the rates if the operating parameters in Clause 10.5 (other than in accordance with the above listed assumed utilization and stage lengths) change, the fleet mix and quantity are different than described in Clause 10.1.1 above or Spirit fails to pay for Spare Engine Coverage. Such changes will be made using methodology that is consistent with the methodology used to develop the original rates.”

5.	Additional SL2 Eligible Engine Coverage

Coverage of the SL2 Eligible Engines under the FHA shall include one Restoration Shop Visit as required to meet Spirit’s lease return conditions from the relevant lessor. Such Restoration Shop Visit Coverage shall be performed in accordance with Clause 3 of the FHA.

6.	Payment of Spare Engine Support Coverage Rate

Notwithstanding anything contained in this Side Letter No. 2 or the FHA to the contrary, with respect to payment of the Spare Engine Support Coverage Rate payable in accordance with Clause 10.2 of the FHA for SL2 Eligible Engines shall be payable only for SL2 Eligible Engine Flight Hours flown on or after January 1, 2006. (For the avoidance of doubt, all Spare Engine Usage Rates payable in accordance with Clause 10.1.4 of the FHA shall remain payable in accordance with the terms of the FHA.)

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NKS-FHA-SL2 (2006-JUN-06) (3 Pembroke AC EXECUTION VERSION).doc

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

7.	List of Engines

The Delivery Schedule set forth in Exhibit E to the FHA is hereby amended to include the SL2 Aircraft appearing on Schedule 1 hereto.

This Side Letter No. 2 amends and forms an integral part of the FHA. Except as expressly amended by this Side Letter No. 2, all provisions of the FHA remain in full force and effect.

Yours faithfully,		Agreed to and accepted for and on behalf of:
For IAE International Aero Engines AG		Spirit Airlines, Inc

By:	/s/ illegible	By:	/s/ John Severson

Title:	Title:	EVP & CFO

NKS-FHA-SL2 (2006-JUN-06) (3 Pembroke AC EXECUTION VERSION).doc

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

SCHEDULE 1

ADDITION TO

EXHIBIT E TO THE FHA

SL2 AIRCRAFT ENTRY INTO SERVICE DATES UNDER THE FHA

SL2 Aircraft

A/C MODEL	EIS UNDER FHA	MSN	TAIL	ENGINE 1	ENGINE 2
*****	*****	*****	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

NKS-FHA-SL2 (2006-JUN-06) (3 Pembroke AC EXECUTION VERSION).doc

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

June     , 2006

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 3 to the V2500-A5 Fleet Hour Agreement between IAE International
Aero Engines AG and Spirit Airlines, Inc., dated April 11, 2005

Dear Mr. Shallcross:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such contract being hereinafter referred to as the “FHA”. Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 3 shall have the same meaning given to them in the FHA.

This Side Letter No. 3 extends the coverage of the FHA to the SL3 Eligible Engines originally installed on the SL3 Aircraft, as detailed below.

1.	Definitions

1.1	“Extended SL3 Period of FHA” shall have the meaning as defined in Section 3.2 below.

1.2	“SL3 Reconciliation Period” shall have the meaning as defined in Section 3.2.3(a) below.

1.3	“SL3 Aircraft” shall mean the ***** Airbus A321 Aircraft to be leased by Spirit from AerCap (formerly debis AirFinance), as more particularly described in Schedule 1 hereto. The SL3 Aircraft shall be considered “Used Aircraft” as defined by Section 1.3.7 of the FHA subject to the provisions of Section 2.2 below. Except as otherwise noted herein, all terms and conditions of the FHA applicable to the Used Aircraft shall apply to the SL3 Aircraft.

1.4	“SL3 Eligible Engines” shall mean the ***** V2533-A5 engines originally installed on the SL3 Aircraft, as more particularly described in Schedule 1 hereto.

1.5	“SL3 Period of FHA” shall have the meaning as defined in Section 3.1, below.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

2.	Payment for Initial Restoration Shop Visit; Other Payments, Coverage Date

2.1	Notwithstanding anything herein or in the FHA to the contrary, for each initial Restoration Shop Visit covered under the FHA for SL3 Eligible Engines, Spirit shall pay IAE for each such Restoration Shop Visit performed, an amount equal to the SL3 Eligible Engine Flight Hours flown by such engines since last Restoration Shop Visit or since new (whichever is later) multiplied by the applicable ***** Month Rate, as set forth in Section 4 below.

2.2	Payment for each Miscellaneous Shop Visit and each subsequent Restoration Shop Visit after the initial Restoration Shop Visit under the FHA for each SL2 Eligible Engine shall be made in accordance with the terms of the FHA and this Side Letter No. 2.

3.	Period of FHA; Conversion from ***** Month Rate to ***** Month Rate

3.1	The Period of FHA for only the SL3 Eligible Engines shall begin on the relevant EIS Under FHA date listed for the SL3 Aircraft in Schedule 1 hereto, and shall expire ***** months thereafter (the “SL3 Period of FHA”). For the avoidance of doubt, the Period of FHA in the FHA for all other Eligible Engines shall remain unchanged.

3.2	Spirit may elect to extend the SL3 Period of FHA to a period of ***** months from the relevant EIS Under FHA date (the “Extended SL3 Period of FHA”), by notifying IAE in writing at any time prior to February 29, 2008. In the event that Spirit does select the Extended SL3 Period of FHA for the SL3 Eligible Engines, then

3.2.1	Notwithstanding Section 1.3 above, the SL3 Aircraft shall be considered Other New Aircraft as defined by Section 1.3.6 of the FHA and all terms and conditions of the FHA applicable to the Other New Aircraft shall apply to the SL3 Aircraft;

3.2.2	By virtue of the original Section 10.1.1 of the FHA (i.e. as unaffected by Section 4 below), the original Restoration Shop Visit Rates set forth in the FHA (the “***** Month Rate”) shall be applicable to the SL3 Eligible Engines rather than the ***** Month Rate; and

3.2.3	The Parties shall perform a reconciliation to effect Section 3.2.2 above by subtracting

(a)	The applicable ***** Month Rate multiplied by the Eligible Engine Flight Hours flown by the SL3 Eligible Engines from the beginning of the SL3 Period of FHA to the time of reconciliation (the “SL3 Reconciliation Period”), minus

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

(b)	The applicable ***** Month Rate multiplied by the Eligible Engine Flight Hours flown by the SL3 Eligible Engines during the Reconciliation Period.

IAE shall reimburse Spirit for any excess payment amounts calculated above by issuing a credit against Spirit’s FHA useable against future FHA payments to IAE.

3.2.4	Following the Reconciliation Period, Spirit shall pay the applicable ***** Month SL3 Rate for the SL3 Eligible Engines in accordance with the terms of the FHA.

4.	FHA Rates

With respect to the SL3 Eligible Engines only, the following revised Clause 10.1.1 shall apply in lieu of the provisions of Clause 10.1.1 of the FHA:s

“10.1.1	The FHA Rates paid by Spirit to IAE in respect of the services set out in Clause 3 and Clause 4 of this Agreement for the SL3 Eligible Engines covered by this Agreement shall be as follows for the SL3 Period of FHA or Extended SL3 Period of FHA per SL3 Eligible Engine Flight Hour (in United States Dollars):

For the SL3 Eligible Engines:

Restoration Shop Visit Rates:

Stage Length (at Annual Average Utilization of ***** per Aircraft)
	*****	*****	*****	*****
***** Month Rates:	*****	*****	*****	*****
***** Month Rates:			*****

A321
Miscellaneous Shop Visit Rate:
***** Month Rates:				*****
***** Month Rates:				*****

*	Rates as applicable under the FHA shall apply.

The above FHA Rates are subject to escalation from the base month of October 2005 to the date of calculation of the applicable FHA Rate in accordance with the formula set forth in Exhibit B to this Agreement. Additionally, IAE reserves the right to make an adjustment of the rates if the operating parameters in Clause 10.5 (other than in accordance with the above listed assumed utilization and stage lengths) change, the fleet mix and quantity are different than described in Clause 10.1.1 above or Spirit fails to pay for Spare Engine Coverage. Such changes will be made using methodology that is consistent with the methodology used to develop the original rates.”

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

5.	Payment of Miscellaneous Shop Visit Rate

Notwithstanding anything contained in this Side Letter No. 3 or the FHA to the contrary, with respect to payment of the Miscellaneous Shop Visit Rate for SL3 Eligible Engines while such engines are under the ***** Month Rate only, such Miscellaneous Shop Visit Rate shall be payable for hours flown from June 1, 2005 through the end of the relevant Period of FHA as detailed herein.

6.	Payment of Spare Engine Support Coverage Rate

Notwithstanding anything contained in this Side Letter No. 3 or the FHA to the contrary, with respect to payment of the Spare Engine Support Coverage Rate payable in accordance with Clause 10.2 of the FHA for SL3 Eligible Engines shall be payable only for SL3 Eligible Engine Flight Hours flown on or after January 1, 2006. (For the avoidance of doubt, all Spare Engine Usage Rates payable in accordance with Clause 10.1.4 of the FHA shall remain payable in accordance with the terms of the FHA.)

7.	Additional SL3 Eligible Engine Coverage

Coverage of the SL3 Eligible Engines under the FHA shall include one Restoration Shop Visit as required to meet Spirit’s lease return conditions from the relevant lessor. Such Restoration Shop Visit Coverage shall be performed in accordance with Clause 3 of the FHA.

8.	List of Engines

The Delivery Schedule set forth in Exhibit E to the FHA is hereby amended to include the Spirit Used Aircraft appearing on Schedule 1 hereto.

This Side Letter No. 3 amends and forms an integral part of the FHA. Except as expressly amended by this Side Letter No. 3, all provisions of the FHA remain in full force and effect.

Yours faithfully,		Agreed to and accepted for and on behalf of:
For IAE International Aero Engines AG		Spirit Airlines, Inc.

By:	/s/ illegible	By:	/s/ John Severson
Title:		Title:	EVP & CFO

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

SCHEDULE 1

ADDITION TO

EXHIBIT E TO THE FHA

SL3 AIRCRAFT ENTRY INTO SERVICE DATES UNDER THE FHA

SL3 Aircraft

A/C MODEL	EIS UNDER FHA	MSN	TAIL	ENGINE 1	ENGINE 2
*****	*****	*****	*****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

June     , 2006

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 4 to the V2500-A5 Fleet Hour Agreement between IAE
International Aero Engines AG and Spirit Airlines, Inc. dated April 11, 2005

Dear Mr. Shallcross:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such contract being hereinafter referred to as the “FHA.” Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter No. 4 shall have the same meaning given to them in the FHA.

This Side Letter No. 4 sets forth the terms by which IAE will agree to Spirit’s deferral of certain FHA payments, as detailed below.

1.	Definitions

1.1	“Deferred Payments” shall mean all FHA Rate payment amounts deferred in accordance with this Side Letter No. 4.

1.2	“Deferral Period” shall mean the period commencing on ***** and ending on *****.

1.3	“Eligible Engines” shall mean, for the avoidance of doubt, all Eligible Engines as defined in the FHA as of the date hereof (including SL2 Eligible Engines as defined in Side Letter No. 2 to the FHA and the SL3 Eligible Engines as defined in Side Letter No. 3 to the FHA).

2.	Deferral of Restoration Shop Visit FHA Payments

2.1	Notwithstanding the provisions of Clause 10.1 of the FHA to the contrary, Restoration Shop Visit Rate payments payable by Spirit pursuant to Clauses

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.1.1 and 10.1.2 of the FHA (as modified in accordance with Side Letter No. 2 and Side Letter No. 3 for SL2 Eligible Engines and SL3 Eligible Engines) for each Restoration Shop Visit for all Eligible Engines leased by Spirit from a lessor that are inducted during the Deferral Period shall be deferred until after completion of each such Restoration Shop Visit, and paid to IAE within the earlier of

2.1.1	***** Business Days following Spirit’s receipt from such lessor of maintenance reserve payments relating to the Restoration Shop Visit for which such Restoration Shop Visit payment is owed, or

2.1.2	***** days following the later of (a) completion of Spirit’s Restoration Shop Visit; and (b) IAE’s provision (directly or indirectly) of any documentation reasonably requested by Spirit confirming that such Restoration Shop Visit has occurred.

2.2	Where such Eligible Engine is not leased by Spirit from a lessor, Spirit shall pay all applicable Restoration Shop Visit charges for such engine to IAE in accordance with the terms of the FHA.

2.3	The payment deferral rights described in this section are subject to the ongoing satisfaction of the conditions set forth in Section 8 below.

3.	Deferral of Miscellaneous Shop Visit FHA Payments

3.1	Notwithstanding the provisions of Clause 10.1 of the FHA to the contrary, Miscellaneous Shop Visit Rate payments payable by Spirit pursuant to Clauses 10.1.1 and 10.1.3 of the FHA (as modified in accordance with Side Letter No. 2 and Side Letter No. 3 for SL2 Eligible Engines and SL3 Eligible Engines) for all Eligible Engine Flight Hours flown during the Deferral Period shall be deferred until 2007, and shall be paid by Spirit to IAE in ***** equal monthly installments, payable on or before the fifteenth (15th) day of each calendar month beginning on January 1, 2007 and ending after the final payment on *****; provided, however, that in the event that one or more SL2 Eligible Engine or SL3 Eligible Engine requires a Miscellaneous Shop Visit during the Deferral Period, then Spirit shall pay IAE within ***** days of completion of each such Miscellaneous Shop Visit for such Eligible Engine the lower of

3.1.1	The Miscellaneous Shop Visit Rate payments that then remain unpaid for all Eligible Engine Flight Hours flown by all Eligible Engines; or

3.1.2	The fair market price of such Miscellaneous Shop Visit, as invoiced by IAE to Spirit. Payments made by Spirit under this sub-section 3.1.2 shall be applied toward future Miscellaneous Shop Visit Rate payments payable by Spirit under the FHA.

3.2	The payment deferral rights described in this section are subject to the ongoing satisfaction of the conditions set forth in Section 8 below.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2

4.	Deferral of Spare Engine Support Coverage and Usage Payments

4.1	Notwithstanding the provisions of Clause 10.1 of the FHA to the contrary, Spare Engine Usage Rate payments owed by Spirit pursuant to Clause 10.1.4 of the FHA for all Eligible Engine Flight Hours and Cycles flown by each Spare Engine during the Deferral Period shall be deferred until 2007, and shall be paid by Spirit to IAE in ***** equal monthly installments, payable on or before the fifteenth (15th) day of each calendar month beginning on January 1, 2007 and ending after the final payment on *****.

4.2

Notwithstanding the provisions of Clause 10.2 of the FHA to the contrary, Spare Engine Support Coverage payments owed by Spirit pursuant to Clause 10.2 of the FHA for all Eligible Engine Flight Hours flown during the Deferral Period shall be deferred until *****, and shall be paid by Spirit to IAE in ***** equal monthly installments, payable on or before the fifteenth (15th) day of each calendar month beginning on ***** and ending after the final payment on *****.

4.3	The payment deferral rights described in this section are subject to the ongoing satisfaction of the conditions set forth in Section 8 below.

5.	Review of Repayment Period for Certain Deferred Payments

The parties agree that, by *****, they will review whether the period over which Spirit must repay the Deferred Payments listed in Sections 3.1, 4.1, and 4.2 above (i.e., the deferred Miscellaneous Shop Visit Rate payments and the Spare Engine Coverage payments) may be extended from ***** months. In the event that the parties mutually agree to such extension, the parties will amend this Side Letter No. 4 accordingly.

6.	Amounts Not Deferred by this Side Letter

Any amounts that are currently due or become due from Spirit under the FHA that are not explicitly deferred by this Side Letter No. 4 remain due and payable under the FHA in accordance with the terms thereof without reference to this Side Letter No. 4.

7.	Effect of A321 Max Climb Thrust Letter

Spirit hereby irrevocably waives any rights or benefits it may be entitled to with respect to IAE’s letter dated March 8, 2004 from Mark King to Jacob Schorr (regarding increased V2500 thrust rating on A321s at max climb), and agrees that IAE shall have no obligations, liabilities, or commitments whatsoever with respect thereto.

8.	Conditions

The deferral of FHA payments as set forth in this Side Letter No. 4 is conditional upon the following:

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3

8.1	By no later than June 30, 2006 (or such other later date as mutually agreed by the parties in writing), Spirit shall provide written evidence reasonably satisfactory to IAE that it has obtained additional financial support in the amount of at least *****

8.2	With respect to any additional used V2500 powered A320 family aircraft that may be purchased by Spirit during the ***** year period after the date of this Side Letter No. 4 (the “Additional Aircraft”), Spirit agrees that, to the extent it is not prohibited by agreements with its aircraft financiers or other existing contractual arrangements, such Additional Aircraft engines shall be covered under an IAE fleet hour agreement on terms and conditions mutually agreed between the parties;

8.3	IAE shall not have declared an event of default that is continuing pursuant to Section 21.2 of the FHA, as may be amended and or supplemented by applicable side letters; and

8.4

A Termination Event shall not have occurred and be continuing under the V2500® General Terms of Sale between IAE and Spirit dated March 1, 2005 the (“GTA”), as may be amended and or supplemented by applicable side letters.

9.	Remedies in the Event of Default

If the conditions set forth in Section 8 above are not met, the following shall apply:

9.1	If the condition in Section 8.1 is not met due to Spirit’s failure to provide to IAE any written evidence whatsoever by the date specified in Section 8.1, then all Deferred Payments remaining unpaid shall become immediately due and payable by Spirit to IAE, and Spirit’s agreement in Section 8.2 shall be null and void and of no further force and effect.

9.2	If the condition in Section 8.1 is not met due to the fact that, although Spirit provided written evidence to IAE by the date specified in Section 8.1, such evidence was not reasonably satisfactory to IAE, then IAE shall first provide Spirit with a written request for additional evidence. Spirit shall then have ten (10) days from the date of IAE’s request to provide written evidence reasonably satisfactory to IAE to fulfill the condition in Section 8.1.

9.2.1	In the event that after such ten (10) day period, Spirit either does not provide such written evidence reasonably satisfactory to IAE, or any evidence so provided is not reasonably satisfactory to IAE, then the condition in Section 8.1 shall be deemed not to have been met, and all Deferred Payments remaining unpaid shall become immediately due and payable by Spirit to IAE, and Spirit’s agreement in Section 8.2 shall be null and void and of no further force and effect.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4

9.2.2	In the event that after such ten (10) day period, Spirit does provide such written evidence reasonably satisfactory to IAE, then the condition in Section 8.1 shall be deemed to have been met.

9.3	If the condition in Section 8.2 is not met, then all Deferred Payments remaining unpaid shall become immediately due and payable by Spirit to IAE.

9.4	If the conditions in Section 8.3 and/or 8.4 are not met, then IAE shall be entitled to all remedies otherwise available under the FHA, GTA, or at law or equity, as applicable.

This Side Letter No. 4 amends and forms an integral part of the FHA. Except as expressly amended by this Side Letter No. 4, all provisions of the FHA remain in full force and effect.

Yours faithfully,		Agreed to and accepted for and on behalf of:
For IAE International Aero Engines AG		Spirit Airlines, Inc.

By:	/s/ illegible	By:	/s/ John Severson

Title:	Title:	EVP & CFO

5

IAE PROPRIETARY INFORMATION

Mr. David Bradford

Vice President & Controller

Spirit Airlines

2800 Executive Way

Miramar, FL 33025

February 4, 2009

Subject:	Side Letter Agreement No. 5 to the V2500-A5 Fleet Hour Agreement
between IAE International Aero Engines AG and Spirit Airlines, Inc. dated April 11, 2005

Gentlemen:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such contract being hereinafter referred to as the “Contract.” Unless expressly stated to the contrary, capitalized terms used in this Side Letter Agreement No. 5 (“SLA 5”) shall have the same meaning given to them in the Contract.

WHEREAS,

i)	Spirit are currently in default of the Contract due to the non-payment of amounts due to IAE under the Contract as detailed in Appendix 1 to this SLA 5 (“Unpaid Invoices”); and

ii)	IAE and Spirit have agreed to defer the delivery of a Spare Engine from quarter one (1) of 2009; and

iii)	Spirit and IAE (collectively, the “Parties” and each a “Party”) hereby agree to the terms set forth below in order to cure Spirit’s default and memorialize terms of the Spare Engine deferral.

1.	Spare Engine Delivery

Firm Spare Engine No. 4 as referenced in Exhibit A to the V2500 Propulsion System and FHA Proposal to Spirit Airlines dated October 27, 2006 (the “Proposal”), is hereby deferred from quarter one (1) of calendar year 2009 (the “Deferred Spare Engine”).

*****

2.	Payment Plan

Spirit shall pay to IAE in good funds the following amounts:

a)

Upon execution of this SLA 5, Spirit shall no later than 2nd March 2009 pay to IAE the entire remaining balance of Unpaid Invoices following offset of the PDP Amount for the Deferred Spare Engine in accordance with Clause 1 above. For clarity, the remaining balance of the Unpaid Invoices is *****. Following receipt of these funds by IAE, IAE will release Engine serial number V12239 from the Maintenance Centre.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

b)	The pre-delivery payments for the Deferred Spare Engine calculated in accordance with Exhibit E to the Proposal. For clarity the pre-delivery payment for the Deferred Spare Engine is ***** (the “Deferred PDP Amount”). Spirit shall pay the Deferred PDP Amount for the Deferred Spare Engine to IAE in four (4) equal monthly installments commencing on May 15, 2009 and ending on August 7, 2009, as detailed in Appendix 3 hereto (the “Payment Plan”).

3.	Additional Remedies Upon Default

i)	In addition to any and all rights and remedies available at law, in equity and under the Contract, if Spirit fails to make any payment in accordance with the Payment Plan or under any other agreement between IAE and Spirit, than all accounts owing to IAE under this SLA 5 and the Contract shall accelerate and become immediately due and payable to IAE.

4.	Restoration Shop Visit Payment Terms

i)	*****

ii)	IAE agrees to provide enhanced shop visit documentation for each Restoration Shop Visit performed under the Contract in similar form and content to that shown in Appendix 4 hereto (the “Enhanced Shop Visit Documentation”). IAE will use reasonable commercial efforts to provide Spirit with the Enhanced Shop Visit Documentation within forty-five (45) days from the completion of the Restoration Shop Visit for a particular Eligible Engine, but Spirit’s receipt or non-receipt of the Enhanced Shop Visit Documentation shall not affect Spirit’s obligation to pay the corresponding invoices to IAE.

5.	Right of Setoff

In addition to any and all other rights and remedies that IAE may have under the Contract, the General Terms Agreement dated March 1, 2005 between IAE and Spirit (the “GTA”), and any other agreement existing between IAE and Spirit, IAE shall have the right to set off any spare parts credits that have been made available by IAE to Spirit against any outstanding or future spare parts invoices issued by IAE to Spirit, with notice to Spirit until the Payment Plan has been paid in full, and Spirit hereby consents to the same.

Spirit hereby waives any notice and cure period to which it may be entitled under the Contract, the GTA, at law or in equity until the Payment Plan has been paid in full and Spirit expressly agrees that IAE shall be entitled to exercise any and all of its rights and remedies (including without limitation the right to hold engines) immediately upon any Spirit default.

6.	Miscellaneous

i)	Except as expressly amended by this SLA 5, all provisions of the Contract and any other agreements existing between IAE and Spirit remain in full force and effect and this SLA 5 shall be construed and considered as an integral part of the agreements.

ii)	Spirit shall be considered to be in default of the Contract until Spirit fully satisfies the provisions of this SLA 5. Accordingly, this SLA 5 is not, and shall not be construed as, a waiver of IAE’s rights and remedies and IAE hereby expressly reserves the same.

iii)	Nothing in this SLA 5 shall be construed to release Spirit from any of its obligations under the Contract or any other agreement between Spirit and IAE, including without limitation the obligation to pay all invoices as and when they come due, nor shall it be construed as a waiver by IAE of any other claims, demands or rights IAE may have against Spirit.

iv)	This SLA 5 is valid for execution until February 27, 2009, and it shall have no force and effect unless signed by both parties on or before that date.

v)	This SLA 5 shall be construed, performed and enforced in accordance with Connecticut law, even if applicable conflict of laws rules would require application of other laws. In

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

addition, for disputes relating to or arising out of this SLA 5 and the Contract, Spirit hereby consents to personal jurisdiction in the federal and state courts of Connecticut and Spirit waives any arguments or defenses related to personal jurisdiction and the propriety of venue in Connecticut.

IAE PROPRIETARY INFORMATION

Very truly yours,		Agreed to and accepted on behalf of
IAE International Aero Engines AG		Spirit Airlines Inc

By:	/s/ illegible	By:	/s/ David Bradford
Title:	Commercial Manager - Americas	Title:	VP Controller

2/4/2009		2/4/09
Date		Date

IAE PROPRIETARY INFORMATION

Appendix 1

Unpaid Invoices

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Appendix 2

Reallocation of PDP Amount for Deferred Spare Engine to Unpaid Invoices

The PDP Amount will be reallocated to the Unpaid Invoices listed below, as follows:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Appendix 3

Payment Plan

Payment No.	Payment Date	Amount Due
1	May 15, 2009	*****
2	June 12, 2009	*****
3	July 10, 2009	*****
4	August 7, 2009	*****
	Total:	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Appendix 4

Enhanced Shop Visit Documentation

SUBJECT: COST	ALLOCATION OF V10877 SHOP VISIT

To whom it may concern,

This is to confirm that ESN V10877 has received a restoration shop visit under the terms of the IAE Fleet Hour Agreement (FHA). The engine was inducted into the Pratt & Whittney Columbus Engine Center (CEC) on August 28, 2007 and completed its shop visit on November 12, 2007. Attached are both the repair and new part content that were incorporated into this engine during the engine shop visit.

As a result of this visit, Spirit Airlines was invoiced a total of ***** by IAE. Please note that the total amount of the invoice is net of IAE Program Warranty Credits for the Oil in Turbine (OIT) package and T2 Air Seal program per Service Bulletin 79-0088 and 72-0502 respectively. The distribution of cost among the different engine sections on a percentage basis is summarized below.

Module/Engine Section	Costs
Fan & LPC	*****
Fan & Intermediate Case	*****
HPC	*****
Diffuser, Comb & NGV	*****
HPT	*****
LPT & TEC	*****
GBX, Engine General & Test	*****

Please do not hesitate to contact me if additional information is required regarding this restoration shop visit.

Best Regards,

Robert M. Lehckun

Customer Fleet Director

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit Repair Content

ATA	MODULE	Qty	VRS	P/N	PART NOMENCLATURE
0	Cross-moduler / Non-Moduler	4		2A3738	PLATE-ORIFICE
0	Cross-moduler / Non-Moduler	1		HPCASSM	HPC Assembly
72311301160	FAN	1	VRS1161	5A0898	RING, ASSY RETAINING BLD.PR
72311301160	FAN	1		5A0898	RING, ASSY RETAINING BLD.PR
72311301160	FAN	1		5A0898	RING, ASSY RETAINING BLD.PR
72311301160	FAN	1	VRS1005	5A0898	RING, ASSY RETAINING BLD.PR
72311201200	FAN	1	VRS1154	5A1757	DISC, A/O STG.1 FAN
72311201200	FAN	1	VRS1157	5A1757	DISC, A/O STG.1 FAN
72311201200	FAN	1	VRS1158	5A1757	DISC, A/O STG.1 FAN
72311201200	FAN	1	VRS1159	5A1757	DISC, A/O STG.1 FAN
72311101100	FAN	22	VRS1014	5A1710	FILLER, A/O ANNULUS
72311201100	FAN	1	VRS1151	5A0897	RING, RETAINING BLD.PR
72311201100	FAN	1	VRS1150	5A0897	RING, RETAINING BLD.PR
72311101300	FAN	22		6A7614	BLADE, ASSY
72311101100	FAN	22	VRS1735	5A1710	FILLER, A/O ANNULUS
72311101100	FAN	22	VRS1009	5A1710	FILLER, A/O ANNULUS
72311101100	FAN	22	VRS1018	5A1710	FILLER, A/O ANNULUS
72311201200	FAN	1	VRS1164	5A1757	DISC, A/O STG.1 FAN
72329301200	LPC	1	VRS1778	5A0460	FAIRING, SPLITTER
72329301200	LPC	1	VRS1777	5A0460	FAIRING, SPLITTER
72328001001	LPC	1	VRS1595	5W0133	DRAWING, LPC, ROTOR ASSEMBLY
72323501100	FBC	1	VRS1855	5R0170	SEAL, ASSY AIR FBC REAR
72322502400	FBC	1		2A1798	SEAT, #3 BRG SEAL
72324201100	FBC	1		5A0995	TUBE, A/O OIL FEED
72324101240	FBC	1	VRS1243	5W2088	SUPPORT, A/O NO.1 BEARING
72323601550	FBC	1		5A0943	DISTRBTR, OIL MAIN
72323501550	FBC	1	VRS1931	5A0943	DISTRBTR, OIL MAIN
72324201450	FBC	1	VRS1281	5A1155	HOUSING, STRAINER
72323501100	FBC	1	VRS1266	5R0170	SEAL, ASSY AIR FBC REAR
72322601400	FBC	1	VRS1240	5A0868	GEARSHFT, BEVEL WHEEL
72322601300	FBC	1	VRS1237	5A1000	NUT, NO.3 BEARING
72322601300	FBC	1		5A1000	NUT, NO.3 BEARING
72322502150	FBC	1		2A1786	SEAL, A/O FACE
72322601300	FBC	1	VRS1238	5A1000	NUT, NO.3 BEARING
72328702250	FAN CASE/FRM	1	VRS1803	5A1625	PANEL
72328806100	FAN CASE/FRM	9	VRS1770	5A1513	VANE, A/O FAN EXIT
72328601100	FAN CASE/FRM	1		5A1755	FAIRING, A/O REAR
72381101100	FAN CASE/FRM	1	VRS1057	5A1833	FAIRING, ASSY INLET CONE
72328501100	FAN CASE/FRM	1	VRS1800	5W0197	CASE, A/O FAN
72381101200	FAN CASE/FRM	1		5A1733	CONE, ASSY
72381101100	FAN CASE/FRM	1	VRS1460	5A1833	FAIRING, ASSY INLET CONE
72328501100	FAN CASE/FRM	1	VRS1841	5W0197	CASE, A/O FAN
72328501100	FAN CASE/FRM	1	VRS1819	5W0197	CASE, A/O FAN
72328501100	FAN CASE/FRM	1	VRS1822	5W0197	CASE, A/O FAN
72328501100	FAN CASE/FRM	1	VRS1182	5W0197	CASE, A/O FAN
72320302500	FAN CASE/FRM	1		5A1749	BRACKET, PANEL SUPPORTING
72320302300	FAN CASE/FRM	1	VRS1902	5A1692	PANEL, A/O FAIRING
72320302100	FAN CASE/FRM	1		5A1838	PANEL, A/O FAIRING NO.6 V0AM53
72328501100	FAN CASE/FRM	1	VRS1821	5W0197	CASE, A/O FAN
72328501100	FAN CASE/FRM	1		5W0197	CASE, A/O FAN
72413101705	HPC	4	VRS6245	6A7576	RING, SEGMENT STAGE 6 ROTOR
72412104600	HPC	1	VRS6352	6A6552	CASE, ASSY, ROTOR PATH ST.12
72412104600	HPC	1	VRS6219	6A6552	CASE, ASSY, ROTOR PATH ST.12
72412302400	HPC	1	VRS6178	6A5682	CASE, ASSY
72412302400	HPC	1	VRS6306	6A5682	CASE, ASSY
72412302400	HPC	1	VRS6279	6A5682	CASE, ASSY
72413101400	HPC	1		6A4439	CASE, ASSY, FRONT HP.COMPRESSOR
72412104350	HPC	1	VRS6253	6A7531	CASE, ASSY STG 10-HP Comp

IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

Repair Content

ATA	MODULE	Qty	VRS	P/N	PART NOMENCLATURE
71514101005	ENGINE GEN	1		6A7450	HARNESS, ASSY
75244904410	ENGINE GEN	1	VRS4406	3A2358	SUPPORT, ASSY (NO.4)
75245101485	ENGINE GEN	1		6A6491	ROD, STATOR ASSY OF
75325201100	ENGINE GEN	1		AC69924	VALVE, BLEED ST 7 HP COMPRES VU8976
75325201100	ENGINE GEN	1		AC69924	VALVE, BLEED ST 7 HP COMPRES VU8976
77211520100	ENGINE GEN	1		2A2224	THERMCPL, IMMERSION
77211520100	ENGINE GEN	1		2A2224	THERMCPL, IMMERSION
77214301010	ENGINE GEN	1		25975-000	BOX, CABLE TC
79224901100	ENGINE GEN	1		5R8140	TUBE, ASSY OF-NO.5 OIL SCAVENGE
75244904010	ENGINE GEN	1	VRS4405	3A2337	SUPPORT, ASSY (NO.1)
71221101010	ENGINE GEN	1		740-2040-503	MOUNT, INSTL, ENGINE AFT V51563
75244903010	ENGINE GEN	1	VRS4395	3A2410	DUCT, ASSY
71514201005	ENGINE GEN	1		745-5870-503	HARNESS, EEC & IGNTN SUPPLY V51563
71514301005	ENGINE GEN	1		740-5966-525	HARNESS, GENERAL SERVICES V51563
71514401005	ENGINE GEN	1		6A5668	HARNESS, ASSY AC115V
72006001200	ENGINE GEN	1	VRS5386	4B0031	LINK, A/O GEARBOX REAR
72006001080	ENGINE GEN	1	VRS5384	4B0112	LINK, A/O GEARBOX FRONT
72006001304	ENGINE GEN	1		5A0998	RING, ADJUST THK.4872 IN THK.4872 IN
71211201010	ENGINE GEN	1		745-2010-503	ENGINE, MOUNT ASSY, FWD V51563
75224908100	ENGINE GEN	1	VRS1650	5A9039	TUBE, A/O AIR COLD BUFFR AIR
72382501300	ENGINE GEN	1		6A4624	PANEL, ASSY, BIFURCATION,
73114912600	ENGINE GEN	1		6A2145	TUBE, A/O-FUEL, HP SERVO EXT.
73114913100	ENGINE GEN	1		6A2144	TUBE, A/O-FUEL, HP SERVO EXT.
73114918100	ENGINE GEN	1		6A2151	TUBE, A/O-FUEL, SERVO RETRACT
73114919100	ENGINE GEN	1		6A2150	TUBE, A/O-FUEL, SERVO RETRACT
71734801500	ENGINE GEN	1		740-5698-509	TUBE, ASSY DRAIN HYDRAULIC PUMP V51563
73225201100	ENGINE GEN	1		FMU530MK2	FUEL, METERING UNIT VK0131
75244903720	ENGINE GEN	1	VRS4405	3A2362	SUPPORT, ASSY (NO.5)
75224101100	ENGINE GEN	1		D1876-1000A	COOLER, AIR-NO.4 BRG COMP VU 1603
75244903720	ENGINE GEN	1	VRS4366	3A2362	SUPPORT, ASSY (NO.5)
75224909500	ENGINE GEN	1	VRS1650	5A9042	TUBE, A/O AIR COLD BUFFR AIR
75244701190	ENGINE GEN	1		2A1481	SHIELD, A/O HEAT
75244802230	ENGINE GEN	1	VRS1549	2A1557	TUBE, A/O TCC
75244902010	ENGINE GEN	1	VRS4395	3A2380	DUCT, ASSY
75244902490	ENGINE GEN	1	VRS4405	3A2350	SUPPORT, ASSY (NO.2)
75244902720	ENGINE GEN	1	VRS4405	3A2365	SUPPORT, ASSY (NO.3)
75244903490	ENGINE GEN	1	VRS4405	3A2365	SUPPORT
73114907500	ENGINE GEN	1		6A5025	TUBE, A/O
75224101100	ENGINE GEN	1		D1876-1000A	COOLER, AIR-NO.4 BRG COMP VU1603

IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

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IAE V10877 Restoration Shop Visit

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IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

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IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

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IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

New Part Content

IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

New Part Content

IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

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IAE PROPRIETARY INFORMATION

IAE V10877 Restoration Shop Visit

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IAE PROPRIETARY INFORMATION

Mr. David Bradford

Vice President & Controller

Spirit Airlines

2800 Executive Way

Miramar, FL 33025

March 6, 2009

Subject:	Amendment No. 1 to Side Letter Agreement No. 5 to the V2500-A5 Fleet Hour Agreement between IAE International Aero Engines AG and Spirit Airlines, Inc. dated April 11, 2005

Gentlemen:

We refer to the Fleet Hour Agreement dated April 11, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time (the “Contract”) and Side Letter Agreement No. 5 to the Contract dated February 4, 2009 (“Side Letter No. 5”).

This Amendment No. 1 amends Clause 2 and Appendix 3 to Side Letter No. 5 with respect to the payment plan for pre-delivery payments relating to a deferred spare engine. Capitalized terms used herein that are not otherwise defined shall have the same meaning given to them in the Contract or Side Letter No. 5. In the event of a conflict between the terms and provisions of this Amendment No. 1 and those of Side Letter No. 5, this Amendment No. 1 shall govern.

1.	Amendment to Clause 2 (Payment Plan) of Side Letter No. 5

Paragraph b of Clause 2, Payment Plan, of Side Letter No. 5 is hereby deleted in its entirety and replaced with the following:

b)	The pre-delivery payments for the Deferred Spare Engine calculated in accordance with Exhibit E to the Proposal. For clarity the pre-delivery payment for the Deferred Spare Engine is ***** (the “Deferred PDP Amount”). Spirit shall pay the Deferred PDP Amount for the Deferred Spare Engine to IAE in four (4) equal monthly installments commencing on May 15, 2009 and ending on August 7, 2009, as detailed in Appendix 3 hereto (the “Payment Plan”).

2.	Amendment to Appendix 3 (Payment Plan) of Side Letter No. 5

Appendix 3 to Side Letter No. 5 is hereby deleted in its entirety and replaced with Appendix 3 to this Amendment No. 1.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IAE PROPRIETARY INFORMATION

Except as hereby expressly amended herein, all other terms and provisions of the Contract and Side Letter No. 5 shall remain in full force and effect. This Amendment No. 1 may be executed in counterparts, each of which shall constitute an original, and all of which together shall deemed to be one and the same document.

Very truly yours,		Agreed to and accepted on behalf of
IAE International Aero Engines AG		Spirit Airlines Inc

By:	/s/ illegible	By:	/s/ David Bradford

Title:	COMMERCIAL MANAGER	Title:	VP TREASURER

3/12/2009		3/11/2009
Date		Date

IAE PROPRIETARY INFORMATION

Appendix 3

Payment Plan

Payment No.	Payment Date	Amount Due
1	May 15, 2009	*****
2	June 12, 2009	*****
3	July 10, 2009	*****
4	August 7, 2009	*****
	Total:	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.